SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials under § 240.14a-12

CEC ENTERTAINMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CEC ENTERTAINMENT, INC.

4441 West Airport Freeway

Irving, Texas 75062

(972) 258-8507

April 16, 2008

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of CEC Entertainment, Inc. to be held at 9:00 a.m. Central time, Thursday, May 29, 2008, at the Dallas/Fort Worth Airport Marriott, 8440 Freeport Parkway, Irving, TX 75063. At the annual meeting you will be asked to elect Richard T. Huston, Cynthia I. Pharr Lee, Raymond E. Wooldridge and Gen. Tommy Franks, retired, as continuing Class II directors, to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal; to approve an amendment to our 2004 Restricted Stock Plan adding 500,000 shares to the maximum number of shares that may be issued under the plan; to approve an amendment to our Non-Employee Directors Restricted Stock Plan adding 90,000 shares to the maximum number of shares that may be issued under the plan; to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2008 fiscal year; and to transact such other business as may properly come before the meeting.

The formal notice of the annual meeting of stockholders and proxy statement accompanying this letter provide detailed information concerning matters to be considered and acted upon at the meeting.

Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting. You may submit your proxy vote by telephone or Internet as described in the following materials or, if you request that proxy materials be mailed to you, by completing and signing the proxy card enclosed with those materials and returning it in the envelope provided. Voting over the Internet, by telephone or by written proxy will ensure your representation at the annual meeting if you do not attend in person. If you decide to attend the meeting and wish to change your proxy vote, you may do so by voting in person at the meeting in accordance with the procedures set forth in the proxy statement.

Thank you for your continued support of and interest in CEC Entertainment, Inc. We look forward to seeing you at the annual meeting and discussing the business of your company with you.

Sincerely,

RICHARD M. FRANK
Chairman and Chief Executive Officer

CEC ENTERTAINMENT, INC.

4441 West Airport Freeway

Irving, Texas 75062

(972) 258-8507

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF CEC ENTERTAINMENT, INC.

Time and Date:	9:00 a.m., Central time, on Thursday, May 29, 2008

Place:	Dallas/Fort Worth Airport Marriott, 8440 Freeport Parkway, Irving, TX 75063

Purposes:

(1)       to elect Richard T. Huston, Cynthia I. Pharr Lee, Raymond E. Wooldridge and Gen. Tommy Franks, retired, as continuing Class II directors, to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal;

(2)       to approve an amendment to our 2004 Restricted Stock Plan adding 500,000 shares to the maximum number of shares that may be issued under the plan;

(3)       to approve an amendment to our Non-Employee Directors Restricted Stock Plan adding 90,000 shares to the maximum number of shares that may be issued under the plan;

(4)       to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2008 fiscal year; and

(5)       to transact such other business as may properly come before the meeting.

Adjournments and Postponements:	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote only if you were a CEC Entertainment, Inc. stockholder as of the record date, which is the close of business on April 1, 2008.

Eligible Voters:	Only stockholders of record at the close of business on April 1, 2008 are entitled to notice of, and to vote at, the annual meeting, and any adjournments or postponements thereof. A list of the stockholders entitled to vote at the annual meeting shall be open to the examination of any stockholder, for any purpose germane to the annual meeting, during ordinary business hours, for a period of ten (10) days prior to the meeting, at 4441 West Airport Freeway, Irving, Texas 75062. The list shall also be available for examination during the annual meeting by any stockholder who is present at the meeting.

Notice of Internet Availability of Proxy Materials:

In accordance with new rules of the Securities and Exchange Commission that allow companies to furnish their proxy materials over the Internet, we are mailing a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy statement and our 2007 annual report to most of our stockholders. The Notice of Internet Availability of Proxy Materials contains instructions on how to access those documents and vote over the Internet.

The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of our proxy materials, including our proxy statement, our 2007 annual report and a form of proxy card or voting instruction card. All stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive paper copies of the proxy materials by mail. We believe this new process will allow us to provide our stockholders the information they need in a more timely manner, while reducing the environmental impact and lowering our costs of printing and delivering the proxy materials.

If you received a paper copy of a proxy card or voting instruction card by mail, you may vote by completing, signing, dating and returning your proxy card or voting instruction card in the envelope provided. You may also vote by telephone at 1-800-690-6903 or via the Internet at http://ww3.ics.adp.com/streetlink/cec or http://www.proxyvote.com using the control number shown on your proxy card or voting instruction card. Any stockholder attending the annual meeting may vote in person. If you have returned a proxy card or voting instruction card or otherwise voted, you may revoke your prior instructions and cast your vote at the annual meeting by following the procedures described in the proxy statement.

April 16, 2008

By order of the Board of Directors,

JAY YOUNG
General Counsel

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS OF

CEC ENTERTAINMENT, INC.

TO BE HELD ON MAY 29, 2008

Page

General Information	1

Voting Information	2

Proposal 1: Election of Directors	7

Corporate Governance	8

Additional Information Regarding the Executive Officers	9

Business Experience of Executive Officers and Directors	10

Meetings and Committees of the Board of Directors	13

Compensation Discussion and Analysis	18

Compensation Committee Report	25

Summary Compensation Table	26

All Other Compensation	27

Grants of Plan-Based Awards	28

Outstanding Equity Awards at Fiscal Year-End	30

Option Exercises and Stock Vested	32

Securities Authorized for Issuance under Equity Compensation Plans	33

Potential Payments upon Termination or Change-in-Control	34

Director Compensation	37

Security Ownership	38

Proposal 2: Amendment of the Company’s 2004 Restricted Stock Plan Adding 500,000 Shares to the Maximum Number of Shares that may be Issued under the Plan	41

Proposal 3: Amendment of the Company’s Non-Employee Directors Restricted Stock Plan Adding 90,000 Shares to the Maximum Number of Shares that may be Issued under the Plan	44

Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm for the 2008 Fiscal Year	47

Audit Committee Disclosure	48

Audit Committee Report	49

Certain Relationships and Related Transactions	51

Section 16(a) Beneficial Ownership Reporting Compliance	52

Householding of Stockholder Materials	52

Stockholder Proposals for the 2009 Annual Meeting of Stockholders	52

Other Matters	53

CEC ENTERTAINMENT, INC.

4441 WEST AIRPORT FREEWAY

IRVING, TEXAS 75062

(972) 258-8507

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished to stockholders of CEC Entertainment, Inc., a Kansas corporation (the “Company”), in connection with the solicitation of proxies by our Board of Directors for use at the annual meeting of stockholders to be held at 9:00 a.m., Central time, on May 29, 2008 at the Dallas/Fort Worth Airport Marriott, 8440 Freeport Parkway, Irving, TX 75063. The term Company when used in this proxy statement refers to CEC Entertainment, Inc. but may also, as the context may require, refer to CEC Entertainment, Inc. and its subsidiaries. In this proxy statement, we may also refer to the Company as “CEC,” “we,” “our,” or “us.”

We invite you to attend the meeting in person and if you need special assistance at the meeting you may contact Jay Young, our General Counsel, by telephone at (972) 258-5516, by email at jyoung@cecentertainment.com or by writing to him at 4441 W. Airport Freeway, Irving, TX 75062.

Under rules adopted by the Securities and Exchange Commission, we have chosen to provide our stockholders with the choice of accessing the 2008 annual meeting proxy materials over the Internet, rather than receiving printed copies of the materials through the mail. In connection with this change, a Notice of Internet Availability of Proxy Materials is being mailed to our stockholders who have not previously requested electronic access to our proxy materials or paper proxy materials. The notice contains instructions on how you may access and review our proxy materials on the Internet and how you may vote your shares over the Internet. The notice will also tell you how to request our proxy materials in printed form or by e-mail, at no charge. The notice contains a 12-digit control number that you will need to vote your shares. Please keep the notice for your reference through the meeting date.

We anticipate that the Notice of Internet Availability of Proxy Materials and any paper proxy materials previously requested and being mailed to the stockholders will be mailed to stockholders beginning on or about April 16, 2008.

VOTING INFORMATION

Q: What items of business will be voted on at the annual meeting?

A: The items of business scheduled to be voted on at the annual meeting are:

1.	to elect Richard T. Huston, Cynthia I. Pharr Lee, Raymond E. Wooldridge and Gen. Tommy Franks, retired, as continuing Class II directors, to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal;

2.	to approve an amendment to our 2004 Restricted Stock Plan adding 500,000 shares to the maximum number of shares that may be issued under the plan;

3.	to approve an amendment to our Non-Employee Directors Restricted Stock Plan adding 90,000 shares to the maximum number of shares that may be issued under the plan;

4.	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2008 fiscal year; and

5.	to transact such other business as may properly come before the meeting.

Q: How does the Board of Directors recommend that I vote?

A: Our Board of Directors recommends that you vote your shares “FOR” the nominees to the Board of Directors, “FOR” the amendment to our 2004 Restricted Stock Plan, “FOR” the amendment to our Non-Employee Directors Restricted Stock Plan and “FOR” the ratification of the appointment of our independent registered public accounting firm.

Q: What shares can I vote?

A: You may vote all shares owned by you as of the record date, April 1, 2008, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, bank, trustee or other fiduciary. The record date for stockholders entitled to notice of, and to vote at, the annual meeting is April 1, 2008. At the close of business on the record date, the Company had issued and outstanding 24,845,392 shares of common stock, $0.10 par value. No other class of securities of the Company is authorized or entitled to notice of, or to vote at, the annual meeting.

Q: How can I vote?

A: The Notice of Internet Availability of Proxy Materials that most of our stockholders will receive will have information about Internet voting. The telephonic voting number will be on the Web site where the proxy materials can be found. For more information about voting by telephone, see the section entitled “By Telephone” below. We encourage you to vote promptly. Internet and telephone voting is available from the time of mailing the Notice of Internet Availability of Proxy Materials through 11:59 p.m., Eastern Time on Wednesday, May 28, 2008. You may vote in any of the following ways:

By Telephone.    You have the option to vote your shares by telephone. In order to vote your shares by telephone, please go to http://ww3.ics.adp.com/streetlink/cec or http://www.proxyvote.com and log in using the 12-digit control number provided on your Notice of Internet Availability of Proxy Materials. You will be provided with a telephone number for voting at that site. Alternatively, if you request paper copies of the proxy materials, your proxy card or voting instruction form will have a toll-free telephone number that you may use to vote your shares. When you vote by telephone, you will be required to enter your 12-digit control number, so please have it available when you call. You may vote by telephone 24 hours a day. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes.

By Internet.    You can also vote your shares by the Internet. The Notice of Internet Availability of Proxy Materials indicates the Web site you may access for Internet voting using the 12-digit control number included in the notice. You may vote by the Internet 24 hours a day. As with telephone voting, you will be able to confirm that the system has properly recorded your votes. If you hold your shares in street name, please follow the Internet voting instructions in the Notice of Internet Availability of Proxy Materials you receive from your bank, broker, trustee or other fiduciary. You may incur telephone and Internet access charges if you vote by the Internet.

By Mail.    If you elect to receive your proxy materials by mail and you are a holder of record, you can vote by marking, dating, and signing your proxy card and returning it by mail in the postage-paid envelope provided to you. If you elect to receive your proxy materials by mail and you hold your shares in street name, you can vote by completing and mailing the voting instruction form provided by your bank, broker, trustee, or other fiduciary.

At the Meeting.    The way you vote your shares now will not limit your right to change your vote at the annual meeting if you attend in person. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote these shares at the meeting. A list of stockholders eligible to vote at the annual meeting will be available for inspection at the annual meeting and for a period of ten days prior to the annual meeting during regular business hours at our principal executive offices, which are located at 4441 West Airport Freeway, Irving, Texas 75062.

All shares that have been properly voted and not revoked will be voted as you have directed at the annual meeting. If you sign and return your proxy card without any voting instructions, your shares will be voted as the Board of Directors recommends.

Q: Once I have voted, can I change my vote?

A: You can revoke your proxy and change your vote, as desired, at any time before your shares are voted if you (1) submit a written revocation to our General Counsel at or before the meeting, (2) submit a timely later-dated proxy (or voting instruction form if you hold shares in street name), (3) provide timely subsequent telephone or Internet voting instructions, or (4) vote in person at the meeting.

Q: What is the difference between holding shares as a “stockholder of record” and as a “street name” holder?

A: Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own names and their shares are said to be held in street name. Some distinctions between shares held of record and shares held in street name are summarized below.

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares and these proxy materials are being sent to you directly by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the annual meeting.

Shares Held in Street Name.    If your shares are held in a brokerage account or by another nominee, you are considered to be the beneficial owner of shares held in street name, and these proxy materials, together with a voting instruction card, are being forwarded to you by your broker, trustee or other nominee. As the beneficial owner of the shares, you have the right to direct your broker, trustee or other nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” giving you the right to vote your shares at the annual meeting from the broker, trustee or other nominee that holds your shares in street name. Your broker, trustee or other nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or other nominee how to vote your shares.

Q: Who can help answer my questions?

A: If you have any questions about the annual meeting or how to vote or revoke your proxy or if you need additional copies of our annual report, this proxy statement or voting materials, you should contact our General Counsel, Jay Young, at (972) 258-5516.

Q: How many shares must be present or represented to conduct business at the annual meeting?

A: A majority of the number of outstanding shares of common stock, represented in person or by proxy, will constitute a quorum at the annual meeting for purposes of all proposals listed in this proxy statement. As of April 1, 2008, there were 24,845,392 shares of common stock, $0.10 par value issued, outstanding and entitled to vote. If a quorum is not present or represented at the annual meeting, stockholders entitled to vote at the annual meeting, that are present in person or represented by proxy, have the power to adjourn the annual meeting from time to time, without notice, other than by announcement at the annual meeting, until a quorum is present or represented. At any such adjourned annual meeting at which a quorum is present or represented, any business may be transacted that might have been transacted on the original date of the annual meeting.

Q: Who will count the votes?

A: Votes cast by proxy or in person shall be counted by a person or persons appointed by the Company to act as our inspector or inspectors of election for the annual meeting. The inspector of election will treat shares represented by proxies that reflect abstentions and shares represented by proxies that reflect broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any proposal as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that proposal (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other proposals) and will, therefore, have no effect on the vote. Unless authorization to vote for a proposal pending at the annual meeting is withheld, if no direction is made for a vote cast by proxy, the proxy shall be voted in accordance with the recommendation of the Board of Directors with respect to the proposals for which no direction was given.

Q: How are votes counted?

A: In the election of the directors, you may vote “FOR” the nominees or you may “WITHHOLD AUTHORITY” with respect to one, two, three or all four of the nominees.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. In the case of this annual meeting, where specific instructions are not indicated, the shares represented by all valid proxy or voting instruction cards received will be voted: (1) “FOR” the election of Richard T. Huston, Cynthia I. Pharr Lee, Raymond E. Wooldridge and Gen. Tommy Franks, retired, as continuing Class II directors, with each to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal; (2) “FOR” the amendment to our 2004 Restricted Stock Plan adding 500,000 shares to the maximum number of shares that may be issued under the plan; (3) “FOR” the amendment to our Non-Employee Directors Restricted Stock Plan adding 90,000 shares to the maximum number of shares that may be issued under the plan; (4) “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2008 fiscal year; and (5) in the discretion of the proxy holders on any other matters that properly come before the annual meeting.

Q: What vote is required to approve each of the proposals?

A: The proposals to be voted on at the annual meeting and the required vote for each proposal’s approval are set forth below.

Proposal 1: To elect Richard T. Huston, Cynthia I. Pharr Lee, Raymond E. Wooldridge and Gen. Tommy Franks, retired, as continuing Class II directors, to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal. The four nominees receiving the greatest number of votes out of all votes cast for the election of directors will be elected. See “Proposal 1: Election of Directors” for information on cumulative voting.

Proposal 2: To approve an amendment to the 2004 Restricted Stock Plan adding 500,000 shares to the maximum number of shares that may be issued under the plan. The affirmative vote of a majority of the shares entitled to vote and present, in person or by proxy, at the annual meeting will be required to approve this Proposal.

Proposal 3: To approve an amendment to the Non-Employee Directors Restricted Stock Plan adding 90,000 shares to the maximum number of shares that may be issued under the plan. The affirmative vote of a majority of the shares entitled to vote and present, in person or by proxy, at the annual meeting will be required to approve this Proposal.

Proposal 4: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year. The affirmative vote of a majority of the shares entitled to vote and present, in person or by proxy, at the annual meeting will be required to approve this Proposal.

Q: What happens if additional matters are presented at the annual meeting?

A: We are not aware of any business to be acted upon at the annual meeting other than the items of business described in this proxy statement. If you grant a proxy on the form used in the solicitation by the Board of Directors that is attached to this proxy statement, the persons named as proxy holders, Jay Young and Darin Harper will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason one or more of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate(s) as may be nominated by the Board of Directors.

Q: Who will bear the cost of soliciting votes for the annual meeting?

A: The Company is making this solicitation on behalf of the Board of Directors and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Upon request, we will reimburse brokers, banks, trusts and other nominees for reasonable expenses incurred by them in forwarding the proxy materials to the beneficial owners of our shares of common stock.

Q: Is this proxy statement the only way that proxies are being solicited?

A: No. In addition to distributing these proxy materials, certain of our directors, officers or employees may solicit proxies by telephone, facsimile, e-mail or personal contact. They will not be specifically compensated for doing so. The Company has also retained The Altman Group, Inc. to assist in the solicitation of proxies for a fee of approximately $6,000, plus administrative costs and any other reasonable out-of-pocket disbursements.

Q: Where can I find the voting results of the annual meeting?

A: We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of the 2008 fiscal year.

Q: What is the deadline for submitting proposals for inclusion in our proxy statement for the 2009 annual meeting of stockholders?

A: Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders may present proper proposals for inclusion in our Proxy Statement relating to, and for consideration at, the 2009 annual meeting of stockholders, by submitting their proposals to us in a timely manner. Such proposals will be included if received at our principal executive offices not later than December 17, 2008 and if they otherwise comply with the requirements of Rule 14a-8. Stockholder proposals outside the processes of Rule 14a-8, must be received at our principal executive offices not later than March 2, 2009.

Q: How may I obtain CEC’s Annual Report and for the year ended December 30, 2007?

A: Stockholders may obtain a copy of the Annual Report, including the financial statements and financial statement schedules, without charge, by writing to our General Counsel at our principal executive offices located at 4441 West Airport Freeway, Irving, Texas 75062. Our Annual Report and our other filings with the Securities and Exchange Commission can also be accessed on our website at http://www.chuckecheese.com under “Company Info–Investor Information.”

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board of Directors consists of ten directors, including Gen. Tommy Franks, retired, who was nominated and appointed to the Board as a Class II director by the Board of Directors on March 26, 2008. The Board of Directors is divided into three classes, Classes I, II and III, with Classes I and III each having three directors and Class II having four directors. The directors in each class serve a three-year term. The terms of each class expire at successive annual meetings so that the stockholders elect one class of directors at each annual meeting. The terms of the four existing Class II directors, including Gen. Franks, will expire at the annual meeting in 2008. The Board of Directors has nominated Richard T. Huston, Cynthia I. Pharr Lee, Raymond E. Wooldridge and Gen. Tommy Franks, retired, and each have expressed their intention to serve the entire three-year term until the annual meeting in 2011, if elected.

Directors will be elected by cumulative voting. Cumulative voting is a method of voting for directors where stockholders multiply their number of shares by the number of directorships being voted on to cast the total for one director or a selected group of directors. To be elected as a Class II director at the annual meeting, a candidate must be among the four candidates who receive the most votes out of all votes cast for the election of directors at the annual meeting.

The following table lists the names and ages (as of April 16, 2008) of the director nominees and the other directors whose terms of office will continue after the annual meeting, the year in which each director was first elected as a director of the Company, the class to which each director has been or will be elected, and the annual meeting at which the term of each director will expire.

Nominee Directors	Age	Director Since	Class	Term Expires
Richard T. Huston	62	1999	II	2008

Cynthia I. Pharr Lee	59	1994	II	2008

Raymond E. Wooldridge	69	1997	II	2008

Gen. Tommy Franks, retired	62	2008	II	2008

Continuing Directors

Richard M. Frank	60	1985	III	2009

Tim T. Morris	61	1997	III	2009

Louis P. Neeb	69	1994	III	2009

Michael H. Magusiak	52	1988	I	2010

Larry T. McDowell	66	2005	I	2010

Walter Tyree	56	1997	I	2010

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NAMED NOMINEE DIRECTORS.

CORPORATE GOVERNANCE

In February, 2004, the Board of Directors adopted the CEC Entertainment, Inc. Corporate Governance Guidelines to reflect then-current practice, to assure that the Board of Directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of the Company’s management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board of Directors will follow with respect to making decisions regarding board composition and selection; board meetings and involvement of senior management in board meetings; Chief Executive Officer performance evaluation and succession planning; board committees; and compensation. The Corporate Governance Guidelines, as well as the charters for the Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee may be viewed on our website at http://www.chuckecheese.com under “Company Info–Investor Information.”

In February 2004, the Board of Directors also adopted a Code of Business Conduct and Ethics that applies to all directors and employees. The Code of Business Conduct and Ethics may be viewed on our website at http://www.chuckecheese.com under “Company Info–Investor Information.” We will disclose any amendments to or waivers from the Code of Business Conduct and Ethics on the Company’s website.

In October 2003, the Board of Directors also adopted a Code of Ethics that applies to the Chief Executive Officer, Chief Financial Officer, and senior financial officers. The Code of Ethics may be viewed on our website at http://www.chuckecheese.com under “Company Info–Investor Information.” We will disclose any amendments to or waivers from the Code of Ethics on the Company’s website.

Directors are expected to attend all meetings of the Board of Directors and each committee on which they serve, and the Board of Directors encourages all its members to attend each annual meeting of stockholders. In June 2007, six directors were present at the 2007 annual meeting of Stockholders.

Non-employee directors have access to individual members of management or to other employees of the Company on a confidential basis. Directors are authorized to conduct independent investigations and to hire outside consultants or experts at the Company’s expense. Directors also have access to our records and files, and directors may contact other directors without informing management of the purpose or even the fact of such contact.

Nomination of Directors

The Nominating/Corporate Governance Committee identifies, considers and, if appropriate, recommends candidates for election to the Board of Directors whether such candidate is submitted by a director, management or a stockholder. In making its selections of candidates to recommend for election, the Nominating/Corporate Governance Committee seeks persons who have achieved prominence in their field and who possess significant experience in areas of importance to the Company. Although no search firm has been used to date, the Nominating/Corporate Governance Committee may engage a search firm to assist in identifying qualified candidates. The minimum qualifications that the Nominating/Corporate Governance Committee believes must be met for a candidate to be nominated include integrity, independence, forthrightness, analytical skills and the willingness to devote appropriate time and attention to the Company’s affairs. Candidates should also demonstrate a willingness to work as part of a team in an atmosphere of trust and a commitment to represent the interests of all the stockholders rather than those of a specific constituency.

The Nominating/Corporate Governance Committee will consider director candidates recommended by stockholders. If a stockholder has a suggestion for candidates for election to the Board of Directors at the 2009 annual meeting of stockholders, the recommendation should be submitted in writing to the General Counsel of the Company at 4441 West Airport Freeway, Irving, Texas 75062, no later than the close of business on March 2, 2009 to allow the Nominating/Corporate Governance Committee sufficient time to evaluate the candidate and his or her qualifications. Submissions should include each of the following:

•	the name and record address of the stockholder submitting a candidate;

•	the number of shares of common stock that are owned beneficially or of record by the stockholder;

•	the name in which such shares are registered on the stock transfer books of the Company;

•	the name, age and residential address of each individual to be nominated;

•	the principal occupation or employment of each individual to be nominated;

•	the number of shares that are beneficially owned by each individual to be nominated;

•

a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder;

•	the signed consent of any such nominee to serve as a director, if so elected; and

•

all other information relating to each individual to be nominated that is required to be disclosed in solicitations for proxies in an election of directors pursuant to Regulation 14A under the Exchange Act.

The Nominating/Corporate Governance Committee may request that the stockholder submitting the proposed nominee furnish additional information to determine the eligibility and qualifications of such candidate to serve as a director of the Company. The Nominating/Corporate Governance Committee intends to apply the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of the Board of Directors.

ADDITIONAL INFORMATION REGARDING THE EXECUTIVE OFFICERS

The following table sets forth the names and certain other information regarding the executive officers of the Company as of April 16, 2008.

Name	Age	Position	Year First Elected as Executive Officer

Richard M. Frank	60	Chairman of the Board and Chief Executive Officer	1985

Michael H. Magusiak	52	President	1988

J. Roger Cardinale	48	Executive Vice President, Development and Purchasing	1999

Gene F. Cramm, Jr	50	Executive Vice President, Games and Concept Evolution	1997

Richard T. Huston	62	Executive Vice President, Marketing	1986

Christopher D. Morris	37	Executive Vice President, Chief Financial Officer and Treasurer	2004

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS AND DIRECTORS

A brief description of the business experience of the directors and executive officers of the Company is provided below.

RICHARD M. FRANK has been Chairman of the Board and Chief Executive Officer of the Company since March 1986 and has been a member of the Board of Directors of the Company since June 1985. He served as President and Chief Operating Officer from June 1985 until October 1988. He joined the Company in 1985. Also, Mr. Frank currently serves as a director of Westwood Holdings Group, Inc., a New York Stock Exchange listed company, and Westwood Trust Company.

MICHAEL H. MAGUSIAK was elected President of the Company in June 1994. He had previously served as Executive Vice President, Chief Financial Officer and Treasurer since June 1988. He has also served as a member of the Board of Directors of the Company since 1988. He was Vice President of the Company from October 1987 to June 1988 and Controller of the Company from October 1987 to January 1989. He joined the Company in July 1987.

J. ROGER CARDINALE has served as Executive Vice President of the Company since December 1999. He assumed the duties of Director of Development in April 2000, Director of Real Estate in January 1999, and has served as Director of Purchasing since September 1990. Mr. Cardinale had held various positions with the Company since November 1986.

GENE F. CRAMM, JR. has served as Executive Vice President of the Company since September 1997. Prior to that time he had served as a Senior Vice President since September 1989. Mr. Cramm had held various positions with the Company since 1980, including Director of Franchise, Director of Concept Development, Director of Construction, Director of Entertainment and Games, Senior Vice President, International Development and Special Projects, Senior Vice President, Operational Support, and Director of Purchasing.

RICHARD T. HUSTON has served as Executive Vice President of Marketing of the Company since July 1986. He has also served as a member of the Board of Directors of the Company since 1999. His responsibilities as an officer of the Company were expanded from June 1994 to March 1997, and again in November 2006 to include Entertainment as well as Marketing. He served as Vice President from October 1985 to July 1986. He joined the Company in 1985.

CHRISTOPHER D. MORRIS has served as Executive Vice President and Chief Financial Officer of the Company since January 2006. In August 2007, Mr. C. Morris was appointed as Treasurer of the Company. Prior to January 2006, he had served as Senior Vice President and Chief Financial Officer since January 2004. Prior to joining the Company, Mr. C. Morris was Senior Director of Finance for NPC International, Inc. (Pizza Hut franchisee) from March 1999 to January 2004. From May 1996 to March 1999, Mr. C. Morris held various accounting/finance positions at Applebee’s International, Inc. From 1992 to 1996 Mr. C. Morris was employed by Deloitte & Touche, a public accounting firm. He joined the Company in January 2004. Mr. C. Morris has no relation to Tim T. Morris.

GEN. TOMMY FRANKS, retired, was elected as an independent director of the Company on March 26, 2008. General Franks has operated Franks & Associates, LLC, a private consulting firm, since 2003. He served in the United States Army from 1965 to 2003. In August 2003, he retired as a four star general. He currently serves on the Compensation and Nominating/Corporate Governance Committees. General Franks currently serves on the Board of Directors and Audit Committee of Bank of America, NA, a New York Stock Exchange listed company.

LARRY T. McDOWELL was elected as an independent director of the Company in February 2005. Mr. McDowell retired in 1997 from Arthur Andersen, LLP, a public accounting firm. Mr. McDowell was employed by Arthur Andersen, LLP from 1963 to 1997; serving as a Tax Partner from 1974 through 1997. In addition, he held the position of head of U.S. Financial Institutions Tax Specialty Team and was a member of the firm’s Tax Division’s Long-Range Planning Committee. Mr. McDowell is currently a member of the Audit and Ethics Committee of United Way of Metropolitan Dallas, and had previously served as a Treasurer and as one of its board members. Mr. McDowell is the Chairman of our Audit Committee.

TIM T. MORRIS was elected as an independent director of the Company in June 1997. Mr. T. Morris is currently the President of Morris Capital Management, LLC, an investment firm. From 1990 through 2002, Mr. T. Morris was the President of River Associates, LLC, an investment firm. From 1981 through 1990 Mr. T. Morris was an Office Managing Partner of Deloitte & Touche, a public accounting firm. From 1977 through 1981 Mr. T. Morris was a Partner of Rogers, Morris, Millsaps & Underwood, CPA’s, a public accounting firm. From 1968 through 1977, Mr. T. Morris was a Partner of Hazlett, Lewis & Bieter, CPA’s, a public accounting firm. Mr. T. Morris has no relation to Christopher D. Morris.

LOUIS P. NEEB was elected as an independent director of the Company in August 1994. Mr. Neeb has served as Chairman of the Board of Mexican Restaurants, Inc. (f/k/a Casa Olé Restaurants, Inc.) from October 1995 to the present. Mr. Neeb had also served as Chief Executive Officer of Mexican Restaurants, Inc. from February 1996 through May 2002, and as Interim Chief Executive Officer from December 2006 through April 2007. From August 1982 to present, Mr. Neeb has been President of Neeb Enterprises, Inc., a management consulting firm specializing in consulting to restaurant companies. From July 1991 through January 1994, Mr. Neeb was President and Chief Executive Officer of Spaghetti Warehouse, Inc. Mr. Neeb has had other extensive experience in the restaurant industry including serving as Chairman of the Board of Burger King Corporation, a restaurant company. From January 2008 to present, Mr. Neeb has also served as a director of Denny’s Corporation. Mr. Neeb had also been a member of the board of directors of both the Franchise Finance Corporation of America, a publicly-traded real estate trust that provides real estate for restaurants from 1994 through 2001, and Silver Diner, Inc., a restaurant company, from 1994 to 2007. Mr. Neeb is the Chairman of our Nominating/Corporate Governance Committee.

CYNTHIA I. PHARR LEE was elected as an independent director of the Company in August 1994. Since 1993, Ms. Pharr Lee has served as President of C. Pharr & Company, a communications and human capital consulting firm. A co-founder of Texas Women Ventures Fund, Ms. Pharr Lee serves on the Fund’s Investment Advisory Committee and is also a board member of Southwest Venture Forum. Ms. Pharr Lee is a former President of Executive Women of Dallas and National Chairman of the Counselor’s Academy of the Public Relations Society of America. From May 1989 through February 1993, Ms. Pharr Lee was President and Chief Executive Officer of Tracy Locke/Pharr Public Relations, a division of Omnicom, a New York Stock Exchange listed company. From August 1986 through April 1989, Ms. Pharr Lee was President and Owner of C. Pharr & Company, a public relations agency. Ms. Pharr Lee served as a Director of Spaghetti Warehouse, Inc., a restaurant company, from August 1991 through January 1999 when the company was sold.

WALTER TYREE was elected as an independent director of the Company in June 1997. Mr. Tyree currently serves as Regional Restaurant Vice President of CBRL Group, Inc., a holding company that, through its subsidiaries, is engaged in the operation and development of the Cracker Barrel Old

Country Store. Mr. Tyree was Chief Operating Officer of Boston Market Corporation, a restaurant company, from March 2004 until June 2005. He previously held the positions of Divisional President for Boston Market from October 1999 until March 2004, and Vice President of Operations for Boston Market from October 1998 until October 1999. Mr. Tyree had served as Chief Operating Officer of BCBM Southwest, Inc., a Boston Market franchisee, from January 1993 until October 1998. From 1975 to 1992, Mr. Tyree served in various positions with Steak and Ale, a restaurant company, including as a Regional Director.

RAYMOND E. WOOLDRIDGE was elected as an independent director of the Company in June 1997. Mr. Wooldridge currently serves as a Director of Westwood Holdings Group, Inc., a New York Stock Exchange listed Company, D. A. Davidson & Co., a member of FINRA, and Westwood Trust Company. Mr. Wooldridge had previously served as a member of the National Adjudicatory Committee of the National Securities Dealers Association – Regulation and as a director of Security Bank, N.A. Mr. Wooldridge had also served as Vice Chairman and Chairman of the Executive Committee of Southwest Securities Group, Inc., a publicly traded securities firm, from 1996 to 1999, and as President and Chief Operating Officer and Chief Executive Officer thereof from 1986 until 1996. Prior thereto, from 1964 through 1986, Mr. Wooldridge served in various positions with Eppler, Guerin and Turner, Inc., a regional brokerage and investment banking firm, most recently as the firm’s President and Chief Executive Officer. Mr. Wooldridge is the Chairman of the Compensation Committee.

Except as set forth above, none of the directors of the Company hold directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

It is the policy of the Company that a majority of the Board of Directors consists of non-employee directors who meet the criteria for independence required by the listing standards of the New York Stock Exchange. A director is independent if he or she does not have a material relationship with the Company other than as a director. The Board of Directors has determined that all of the following non-employee directors are independent under these standards: Gen. Tommy Franks, retired, Larry T. McDowell, Tim T. Morris, Louis P. Neeb, Cynthia I. Pharr Lee, Walter Tyree, and Raymond E. Wooldridge. The Board of Directors has also determined that each of Tim T. Morris and Larry T. McDowell is an “audit committee financial expert” as defined by the Securities and Exchange Commission.

Five (5) regularly scheduled and five (5) special meetings of the Board of Directors were held during 2007. During 2007, all directors attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees on which they served. The non-employee directors also meet periodically in executive session without management present. Each non-employee director serves as the presiding director at an executive session on a rotating basis.

The Board of Directors has established a Nominating/Corporate Governance Committee, an Audit Committee, and a Compensation Committee. The responsibilities and composition of each of these committees are described below. The charters for the Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee may be viewed on our website at http://www.chuckecheese.com under “Company Info–Investor Information.”

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee currently consists of five directors, each of whom is independent as defined by the listing standards of the New York Stock Exchange. The Nominating/Corporate Governance Committee is responsible for: (a) identifying individuals qualified to become members of the Board of Directors and recommending a group of director nominees to the Board of Directors for each annual meeting of the Company’s stockholders; (b) ensuring that the Audit, Compensation and Nominating/Corporate Governance Committees of the Board of Directors has the benefit of qualified and experienced independent directors; (c) developing and recommending to the Board of Directors a set of effective corporate governance policies and procedures applicable to the Company; (d) overseeing the evaluation of the Board of Directors and management; and (e) taking a leadership role in shaping the Company’s corporate governance.

Under its charter, the Nominating/Corporate Governance Committee is also charged with the following responsibilities:

•

to annually develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company, including policies on the size and composition of the Board of Directors, and review and reassess the adequacy of such guidelines and recommend to the Board of Directors any changes deemed appropriate;

•	to review possible candidates for Board of Directors membership consistent with the Board of Directors’ criteria for selecting new directors as set forth in the Corporate Governance Guidelines;

•

to annually recommend for approval by the Board of Directors, a slate of nominees (a majority of whom shall be independent) for the Board of Directors at the annual meeting of the Company’s stockholders;

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in the event of a vacancy on the Board of Directors in between annual meetings of the Company’s stockholders, recommend for approval by the Board of Directors nominees to fill such vacancy, ensuring that a majority of the directors are independent;

•	in consultation with management, recommend directors to be selected for membership on Board of Directors committees;

•	perform Board of Directors performance evaluations on an annual basis;

•	develop management succession plans;

•	review senior management organizational matters;

•	maintain agenda and minutes of its meetings, provide periodic reports on its activities to the Board of Directors and circulate its minutes of meetings to all directors;

•	at least annually conduct a self evaluation to assess the effectiveness of the Nominating/Corporate Governance Committee; and

•

to perform any other activities consistent with the its Charter, the Company’s Articles of Incorporation and Bylaws, and governing laws as the Nominating/Corporate Governance Committee or the Board of Directors deems appropriate.

For further discussion of the Nominating/Corporate Governance Committees consideration of nominees for director, see “Corporate Governance – Nomination of Directors.”

The Nominating/Corporate Governance Committee held two meetings in 2007. The committee was comprised of Messrs. T. Morris, Tyree and Wooldridge from the beginning of 2007 through October 16, 2007; Messrs. McDowell, Neeb, Wooldridge, and Tyree from October 16, 2007 to April 15, 2008; and Messrs. Franks, McDowell, Neeb, Wooldridge, and Tyree from April 15, 2008 through present. Mr. Neeb is the current chairman of the Nominating/Corporate Governance Committee.

Audit Committee

The Audit Committee currently consists of four directors, each of whom is independent as defined by the listing standards of the New York Stock Exchange and applicable Securities and Exchange Commission regulations. Additionally, the Board of Directors has determined that Messrs. Morris and McDowell, are “audit committee financial experts” as defined under the rules of the Securities and Exchange Commission. The Audit Committee provides assistance to the directors in fulfilling their fiduciary responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting and financial controls, risk assessment and risk management policies, compliance with legal and regulatory requirements, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.

The primary role of the Audit Committee is to provide financial oversight. Our management is responsible for preparing financial statements, and our independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee does not provide any expert or special assurance or certifications as to our financial statements or as to the work of our independent registered public accounting firm. The Audit Committee is directly responsible for the selection, engagement, compensation, retention and oversight of our independent registered public accounting firm.

The Audit Committee’s responsibilities also include, but are not limited to, the following:

•

the selection of the independent auditors, considering their independence and effectiveness and approve the fees and other compensation to be paid to the independent auditors and the establishment of hiring policies for employees and former employees of the Company’s independent auditors;

•	the review of the scope of the proposed audit for the current year and at the conclusion of the audit review such audit with the independent auditors and financial management of the Company;

•

the review with the independent auditors, the Company’s internal auditors and financial and accounting personnel of the quality of accounting principles as well as the adequacy and effectiveness of the accounting and financial controls of the Company;

•

the review, at least annually, of a report by the independent auditors describing its internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review of the independent auditors or by any governmental inquiry or investigation within the preceding five years and any steps taken by the independent auditors to address any such issues;

•

the review of the Company’s annual audited financial statements and the recommendation that such statements be filed in the Form 10-K with the Securities and Exchange Commission and New York Stock Exchange;

•

the review with financial management of the quarterly Form 10-Q prior to its filing and the review of earnings press releases and earnings guidance prior to their release to the public, analysts and other third parties;

•	the review of the regular internal reports to management prepared by the internal auditing department;

•	investigation of any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate;

•	the review with financial management the Company’s policies on risk assessment and risk management; and

•	the preparation of a report as required by the rules of the Securities and Exchange Commission for inclusion in the Company’s annual proxy statement.

The Audit Committee has established a procedure whereby complaints or concerns with accounting, internal controls or auditing matters may be submitted anonymously to the Audit Committee by email at auditcomm@cecentertainment.com.

The Audit Committee held seven meetings in 2007. The committee was comprised of Ms. Pharr Lee and Messrs. McDowell and T. Morris from the beginning of 2007 through October 16, 2007 and comprised of Ms. Pharr Lee and Messrs. McDowell, Morris and Neeb from October 16, 2007 through present. Mr. McDowell is the current chairman of the Audit Committee.

Compensation Committee

The Compensation Committee currently consists of five directors, each of whom is independent as defined by the listing standards of the New York Stock Exchange, qualifies as a “non-employee director” for purposes of the Exchange Act and satisfies the requirements of an “outside director” for purposes of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder. The Compensation Committee is responsible for approving the compensation, including performance bonuses, payable to the executive officers and other employees of the Company, and administering the Company’s equity compensation plans (collectively, the “Employee Stock Plans”).

The Compensation Committee acts on behalf of the Board of Directors to establish the compensation of executive officers of the Company and to provide oversight of our overall compensation programs and philosophy. The Compensation Committee also acts as the oversight committee with respect to the Company’s Employee Stock Plans, including selection of participants, determination of award levels within plan parameters, and approval of award documents. The Compensation Committee may delegate authority for day-to-day administration of the Employee Stock Plans to officers of the Company. However, the Compensation Committee may not delegate any authority under those plans for matters affecting the compensation of our employees, including our executives.

The Compensation Committee is also responsible for the following:

•	reviewing the performance of executive officers of the Company, and reviewing and recommending to the Board, or determining, their compensation, including management benefits and perquisites;

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reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluating the Chief Executive Officer’s performance in light of these goals and objectives, and setting the Chief Executive Officer’s compensation based on this evaluation;

•

establishing and periodically reviewing policies for the administration of executive compensation programs, reviewing on a periodic basis the operation of the Company’s executive compensation programs to determine whether they are properly coordinated, and reviewing new executive compensation programs;

•

reviewing director compensation levels and practices, and recommending, from time to time, changes in such compensation levels and practices to the Board of Directors with equity ownership in the Company encouraged;

•

periodically reviewing the Company’s policies and procedures with respect to employee loans, provided that the Committee shall not approve any arrangement in which the Company, directly or indirectly, extends or maintains credit, arranges for the extension of credit, or renews an extension of credit, in the form of a personal loan to or for any director or executive officer (or the equivalent thereof) of the Company;

•	annually reviewing and reassessing the adequacy of the Compensation Committee's Charter and recommending any proposed changes to the Board of Directors for approval;

•

reviewing and implementing appropriate procedures to enable the Company to follow the requirements of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended, the Treasury Regulations promulgated thereunder, any Internal Revenue Service rulings, pronouncements, procedures or other administrative guidance and all applicable judicial authority relating thereto (the “Tax Laws”) with respect to the deduction of all performance-based compensation payable to the Chief Executive Officer and other executive officers; and

•	preparing a report on executive compensation as required by the rules of the Securities and Exchange Commission for inclusion in the Company’s annual proxy statement.

The Compensation Committee met ten times in 2007. The Compensation Committee agendas are established in consultation with the committee chair and the Chief Executive Officer. The Compensation Committee periodically meets in executive session following meetings. As discussed further in the “Compensation Discussion and Analysis,” the Compensation Committee has retained Longnecker & Associates, an executive compensation consulting firm, as an independent compensation consultant to assist the Compensation Committee in evaluating executive compensation programs. At the request of the committee, the Chief Executive Officer provides the Compensation Committee with a performance assessment and compensation recommendations for each of the executive officers other than himself. Those recommendations are then considered by the Compensation Committee, along with the information and analysis of executive compensation from the independent consultant. The Chief Executive Officer generally attends the Compensation Committee meetings, but he is not present for the private sessions, or for any discussion of his own compensation. As noted above, the Compensation Committee’s processes for establishing and overseeing executive compensation and the role of the Company's compensation consultant are discussed further in the “Compensation Discussion and Analysis” below.

The Compensation Committee was comprised of Messrs. Neeb, Tyree and Wooldridge through October 16, 2007; Ms. Pharr Lee and Messrs. Morris, Tyree and Wooldridge from October 16, 2007 through April 15, 2008 and Ms. Pharr Lee and Messrs. Franks, Morris, Tyree and Wooldridge from April 15, 2008 through present. Mr. Wooldridge is the current chairman of the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

None of the Compensation Committee members have ever been officers or employees of the Company, nor have they had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K. There have been no relationships during the last fiscal year requiring disclosure by the Company under any paragraph of Item 407(e)(4) of Regulation S-K.

Stockholder Communications with the Board of Directors

The Board of Directors has established a means by which stockholders may communicate directly with the Board of Directors or individual members of the Board of Directors. Stockholders may contact the Board of Directors or any committee of the Board of Directors by sending an email to the non-management directors as a group at nonmanagementdirectors@cecentertainment.com or to one of the committees at auditcomm@cecentertainment.com, corpgovcomm@cecentertainment.com or compcomm@cecentertainment.com. Communications will be distributed to the Board of Directors, as appropriate, based on the facts and circumstances outlined in the communication. This policy and procedure is also posted on the Company’s website at http://www.chuckecheese.com under “Company Info–Investor Information.”

COMPENSATION DISCUSSION AND ANALYSIS

In this Compensation Discussion and Analysis, we discuss our compensation objectives, our decisions and the rationale behind those decisions relating to 2007 compensation for our named executive officers and our decisions to date regarding 2008 compensation. The discussion and analysis also contains statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts. This discussion and analysis also explains the current compensation policies of the Company, which may change in the future in certain circumstances that the Board of Directors or the Compensation Committee consider advisable.

Objectives of Our Compensation Program

The objectives of our compensation program include the following:

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Attract, retain and motivate executive officers and other employees to successfully implement our strategic plan and enhance stockholder value, through the use of both short and long-term incentives that reward individual and Company performance;

•	Structure compensation based on performance measures intended to reward performance which we believe creates value for stockholders; and

•

Promote an ownership mentality and ensure senior management continuity among our officers and employees through the use of equity-based compensation that more closely aligns the interests of the executives with those of our stockholders.

Our ability to hire and retain executives with the requisite skills and experience to implement our strategic plan is essential to our success and the success of our stockholders. The goals encompassed in our strategic plan include both improving sales and profits from our existing stores and increasing the number of Company-owned and franchise stores. We believe that if we successfully execute this strategic plan, we can enhance stockholder value by increasing our free cash flow over the long term through increased earnings and careful management of capital expenditures and by returning capital to our stockholders through stock repurchases.

We believe that our success in recruitment and retention of executives is dependent upon our ability to offer a work environment in which our executives can find attractive career challenges and opportunities. We also understand that our executives have a choice regarding where they pursue their careers, and that the compensation we offer plays a significant role in their decision to choose CEC.

What Our Compensation Program Is Designed to Reward

Our executive compensation program is designed to reward strong financial performance of the Company that results from quality execution of our strategic plan on both a short-term and long-term basis. In addition, we want to reinforce those core values that we believe help us achieve our strategic goals, including teamwork, integrity, and the importance we place on each individual.

Elements of Our Compensation Program and Why We Pay Each Element

Our compensation program is primarily comprised of three elements: base salaries, cash bonuses, and long-term equity-based incentive compensation.

•

Base Salaries. We pay base salary in order to recognize each executive officer’s unique value and historical contributions to the Company’s success. In establishing base salaries, the Committee considers salary norms in the industry and the general marketplace; base salaries offered by companies that we compete with for executive talent; and the executive’s position and level of responsibility.

•

Cash Bonuses. We include an annual cash bonus as part of our compensation program because we believe this element of compensation helps to focus management on and motivate management to achieve key annual corporate objectives by rewarding the achievement of these objectives. We also believe it is necessary in order to offer a competitive total remuneration package.

Our annual cash bonuses are an integral component of compensation that link and reinforce executive decision-making and performance with the annual objectives of the Company. The Compensation Committee may award cash bonuses through the Incentive Bonus Plan or on a discretionary basis. Our Incentive Bonus Plan provides cash bonuses to our executive officers and other eligible employees based upon comparable store sales and earnings per share results for the applicable fiscal year. Each executive’s bonus will be an amount equal to a specified percentage of the executive’s gross base salary.

•

Long-Term Equity-Based Incentive Compensation. Long-term equity-based incentive compensation is an element of our compensation policy because we believe it aligns executives’ interests with the interests of the Company’s stockholders; rewards long-term performance; is required in order for us to be competitive from a total remuneration standpoint; encourages executive retention; and provides executives the opportunity to share in the long-term performance of the Company.

Prior to 2006, we provided long-term equity based incentive compensation in the form of stock options. However, because of the evolution of regulatory, tax and accounting treatment and the desire to reduce the dilution to our current stockholders, beginning in 2006, we began issuing restricted stock with a four year ratable vesting schedule rather than issuing stock options. By providing a four year ratable vesting schedule, the recipients of the restricted stock have an incentive to remain employed with us in order to benefit from any increase in our stock price. We believe that our restricted stock plan serves as a vehicle for providing long-term incentives and also serves as a retention tool.

How We Determine the Amount and Material Terms of Each Element of Compensation

The Compensation Committee of our Board of Directors oversees our compensation programs. The Compensation Committee’s primary purpose is to assist the Board of Directors in the discharge of its fiduciary responsibilities relating to determining compensation of the Company’s executive officers. Consistent with the listing requirements of the New York Stock Exchange, the Compensation Committee is composed entirely of independent members of our Board of Directors. The Compensation Committee typically meets in the fourth quarter of each year to review the Company’s compensation program and to hold preliminary discussions on compensation levels for the ensuing fiscal year.

As part of its process, the Compensation Committee has utilized the assistance of Longnecker & Associates, an executive compensation consulting company, to assist the Committee in evaluating executive compensation programs and in evaluating executive officers’ compensation compared to an established peer group of similar public companies selected by the Compensation Committee in consultation with the consultant. The use by the Compensation Committee of an independent consultant is intended to provide additional assurance that the Company’s executive compensation programs are reasonable and consistent with the Company’s compensation objectives and market compensation levels. The consultant reports directly to the Compensation Committee and does not perform any services for management. The consultant occasionally meets with the Compensation Committee to discuss compensation trends and best practices and the reasonableness of individual compensation awards. Longnecker & Associate’s 2007 report (the “2007 Report”) to the Board of Directors assessed the competitiveness of our executive compensation as compared to executive compensation of companies in the restaurant/entertainment industry that we believe are comparable in terms of industry and size and are reflective of the type of companies with whom we compete for executive talent. The 2007 Report reviews and compares a variety of compensation surveys, and compares our executive compensation to that of a peer group of eleven public companies from the restaurant/entertainment industry.

The eleven companies included in this peer group for the most recently completed survey are as follows:

• Applebee’s International, Inc.	• Papa John’s International, Inc.
• California Pizza Kitchen, Inc.	• RARE Hospitality
• CBRL Group, Inc. (Cracker Barrel)	• Red Robin Gourmet Burgers, Inc.
• The Cheesecake Factory	• Ruby Tuesday, Inc.
• P.F. Chang’s China Bistro	• Texas Roadhouse, Inc.
• Panera Bread Company

From a business perspective, as compared to these eleven companies on average, CEC generally has lower revenue, higher margins, a similar market capitalization, slightly smaller workforce and a higher amount of assets. In reviewing total compensation of executives, the Compensation Committee considers total compensation of amounts generally in the range between the 50th and 75th percentile of our selected peer group. The 50th percentile, or midpoint range of our peer group, is intended to provide compensation at a level appropriate for an executive who meets expectations and is fully qualified for the responsibilities of a given position. Compensation approximating the 75th percentile of the range is intended to provide compensation at a level appropriate for a seasoned incumbent who typically exceeds expectations.

Base salary.    The Compensation Committee and the Chief Executive Officer meet to review the base salaries of the Company’s executive officers at a regularly scheduled meeting of the Compensation Committee. The Chief Executive Officer participates in some preliminary discussions with the Compensation Committee about the base salary levels of the Company’s other executive officers, including the performance of the other executive officers. Thereafter, the Chief Executive Officer is excused and the Compensation Committee meets in a private session to consider any potential change to the Chief Executive Officer’s base salary. Following this private session, the Chief Executive Officer may rejoin the meeting, and may participate in the concluding discussions about the base salary levels of the Company’s other executive officers. In no event does the Chief Executive Officer make a recommendation on his own salary.

In setting base salaries, the Compensation Committee takes into account a combination of subjective factors as well as the information in the 2007 Report. Subjective factors the Compensation Committee considers include individual achievements, level of responsibility, experience, leadership abilities, increases or changes in duties and responsibilities and contributions to the Company’s performance. The Compensation Committee does not consider wealth accumulation in their evaluation. The Compensation Committee generally establishes base salaries in conjunction with the cash bonus and long term incentive elements of the compensation program that create a compensation package that affords the individual an opportunity which generally approximates the 50th to 75th percentile of the competitive market.

Cash Bonus.    The Compensation Committee may award cash bonuses through the Incentive Bonus Plan, on a discretionary basis, or both. In 2007, the Compensation Committee did not award any discretionary bonuses to named executive officers.

Incentive Bonus Plan

The Company has established the Incentive Bonus Plan whereby executives and employees in general have the potential to receive a meaningful cash bonus if the Compensation Committee’s pre-established comparable store sales goal and earnings per share goal for a fiscal year are met.

The Compensation Committee determines by at least March 15th of each fiscal year the applicable percentage of an executive’s gross base salary that may be earned under the Incentive Bonus Plan for such year (the “Bonus Potential”). Executives will receive a bonus under the Incentive Bonus Plan if our comparable store sales and earnings per share for the applicable fiscal year reach the target levels established by the Compensation Committee. In no event would a bonus be paid under the 2007 Incentive Bonus Plan unless certain minimum comparable store sales and net income results for a fiscal year as predetermined by the Compensation Committee are attained.

The actual bonus payout for an executive is equal to the gross base salary of such executive or employee multiplied by their Bonus Potential, multiplied by the sales multiplier for the fiscal year, multiplied by the earnings per share multiplier for the fiscal year. If the comparable store sales target for a fiscal year is obtained, the sales multiplier for that fiscal year will be the number one. If the earnings per share target for a fiscal year is obtained, the earnings per share multiplier described below for that fiscal year will be the number one. The sales multiplier and the earnings per share multiplier for a fiscal year will be lower or higher than the number one if the comparable store sales and the earnings per share are lower or higher, respectively, than the targeted results. The amount of bonus may be adjusted, as determined by the Compensation Committee, for any material unusual transactions that occur outside of the normal, regular course of business, which we define to mean any unusual transaction that is equal to or greater than 0.5% of pre-tax budgeted earnings. No such adjustments were made in 2007. Based on this formula, the comparable store sales and earnings per share criteria of our Chief Executive Officer and the other named executive officers is the same for any given fiscal year.

For 2007, the Compensation Committee set the target increase in comparable store sales at 2.5% and the target increase in earnings per share at between 9% and 11%. For each executive, the Compensation Committee set a percentage of gross base salary that such executive would receive if the target comparable store sales and the target earnings per share were met in 2007. The actual percentage of gross base salary payable to each executive for 2007 could have been higher or lower than the set percentage depending on whether the actual comparable store sales and earnings per share were higher than or lower than the 2007 targets. The maximum multiplier of the target percentage that could have been earned in 2007 was 2.0. Our Chief Executive Officer, President, and Executive Vice Presidents had a target percentage of gross base salary of 100% under the 2007 Incentive Bonus Plan, which was the highest target for 2007 and would have been paid if the comparable store sales and earnings per share targets were met but not exceeded. Our named executive officers received the following bonuses for 2007 under the Incentive Bonus Plan:

Name and Position	Incentive Bonus Payment
Richard M. Frank (Chief Executive Officer)	$222,415

Christopher D. Morris (Chief Financial Officer)	$60,530

Michael H. Magusiak (President)	$158,131

Richard T. Huston (Executive Vice President)	$60,765

J. Roger Cardinale (Executive Vice President)	$60,765

The granting of the awards pursuant to the Incentive Bonus Plan at the beginning of the year to any individual or to the officers as a group is entirely at the discretion of the Compensation Committee.

Discretionary Bonuses

The Compensation Committee, in its discretion based on the collective business judgment of its members, may also choose to award a bonus other than pursuant to the Incentive Bonus Plan, and decide on the actual level of the award in light of all relevant factors during or after completion of the fiscal year. No discretionary bonuses were paid to named executive officers in 2007.

Long-Term Equity-Based Incentives.    Our 2004 Restricted Stock Plan is administered by the Compensation Committee. Prior to 2006, our Compensation Committee issued stock options as long-term equity-based incentives. However, in 2006 the Compensation Committee decided to only grant restricted stock as long-term equity-based incentives. The Compensation Committee selects award recipients, determines the timing of grants and assigns the number of shares subject to each award and sets the vesting schedule which is usually over four years. The Compensation Committee determines the amount of the restricted stock grants based on the level of job responsibility, individual performance, and Company performance. Individuals at higher levels of responsibility are generally given a higher proportion of their pay in equity-based incentives in order to link their pay to Company performance, including the movement of the market price of the Company’s common stock, because they are more able to affect the Company’s performance. In addition, restricted stock awards granted to our Chief Executive Officer and our President provide for additional, performance-based vesting conditions based on specified financial metrics during a twelve-month period. The additional, performance-based vesting conditions were satisfied in 2008 with respect to the 2007 restricted stock awards. If our financial performance is as we expect in 2008, the additional, performance-based vesting conditions are likely to be satisfied in 2008 with respect to the 2008 restricted stock awards. Under our policy for the grant of equity-based compensation, the Compensation Committee will meet between two and ten business days after our quarterly earnings release, and these four meetings will be the only times during the year that grants of restricted stock will be awarded. The Compensation Committee believes it is a better practice to make awards at consistent times when material information regarding our performance has been recently disclosed.

The Chief Executive Officer provided recommendations to the Compensation Committee for the value of restricted stock to be granted to the other named executive officers. For 2007, the Compensation Committee granted to named executive officers an aggregate of 99,690 shares of restricted stock with a four year vesting schedule. On May 7, 2007, the Compensation Committee granted the named executive officers the shares of restricted stock with a four year vesting schedule with 25% of the shares granted vesting on the first anniversary date of the grant and thereafter with 25% of the shares granted vesting on February 26, 2009, February 26, 2010 and February 26, 2011, provided the named executive officer is still employed by us on those dates:

	2007 Restricted Stock
Name and Position	Value	Shares
Richard M. Frank (Chief Executive Officer)	$1,500,000	38,840

Christopher D. Morris (Chief Financial Officer)	$350,000	9,063

Michael H. Magusiak (President)	$1,300,000	33,661

Richard T. Huston (Executive Vice President)	$350,000	9,063

J. Roger Cardinale (Executive Vice President)	$350,000	9,063

On February 27, 2008, 25% of the shares granted in 2006 to the named executive officers vested. On February 25, 2008, the Compensation Committee approved the Company’s restricted stock grant for 2008. The vesting of the 2008 stock grant will occur with a vesting schedule as follows: 25% on February 25, 2009, 25% on February 25, 2010, 25% on February 25, 2011 and 25% on February 25, 2012, provided the named executive officer is still employed by us on those dates. The Compensation Committee granted the named executive officers the following value and number of shares of restricted stock on the grant date:

	2008 Restricted Stock
Name and Position	Value	Shares
Richard M. Frank (Chief Executive Officer)	$1,800,000	66,740

Christopher D. Morris (Chief Financial Officer)	$400,000	14,831

Michael H. Magusiak (President)	$1,560,000	57,842

Richard T. Huston (Executive Vice President)	$400,000	14,831

J. Roger Cardinale (Executive Vice President)	$400,000	14,831

Benefits.    We provide Company benefits, or perquisites, that we believe are standard in the industry to our executive officers. We provide group medical and dental insurance program for the executives and their qualified dependents, group life insurance for the executives and their spouses, accidental death and dismemberment coverage and a Company sponsored cafeteria plan. The major portion of these benefits are paid for by the Company. Employee life insurance amounts surpassing the Internal Revenue Service maximum are treated as additional compensation to all employees. The named executive officers are reimbursed for any medical, dental or life insurance premiums that each is required to pay. The Chief Executive Officer, the President and Richard T. Huston are also reimbursed for all out-of-pocket expenses related to their life insurance premiums, as well as all out of pocket medical and dental expenses for them, their spouses and dependent children. We pay all administrative costs to maintain the plans. Our executive officers are also entitled to certain benefits that are not otherwise available to all of our employees, including car allowances.

How Elements of Our Compensation Program Are Related to Each Other

We view the various components of compensation as related but distinct and emphasize “pay for performance” with cash bonuses and equity awards, a significant portion of total compensation reflecting a risk aspect that is tied to long- and short-term financial and strategic goals. Our compensation philosophy is to foster entrepreneurship by making equity compensation a significant component of executive compensation. We determine the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, retention of executive officers and other considerations we deem relevant, such as rewarding extraordinary performance. Our Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

Accounting and Tax Considerations

In general, we have structured our compensation program to satisfy certain provisions of Internal Revenue Code of 1986, as amended (the “Code”) Sections 162(m) and 409A. Under Section 162(m) of the Code, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the service provider is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. We reserve the right to use our judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when we believe that such payments are appropriate and in the best interest of the stockholders, after taking into consideration changing business conditions or the executive’s individual performance and/or changes in specific job duties and responsibilities. The Compensation Committee and our Chief Executive Officer agreed to modify the Chief Executive Officer’s salary for 2007 to $900,000 in order to bring the salary within the limits of Section 162(m) and agreed Mr. Frank’s salary would continue at $900,000 for fiscal year 2008.

All equity awards to executive officers have been reflected in our consolidated financial statements, based upon the applicable accounting guidance, at fair market value on the grant date in accordance with Statement of Financial Accounting Standards No. 123R.

Stock Ownership Policy

Currently the Company does not have a stock ownership policy that applies to our executive officers. However, the Company does have policies that prohibit executive officers from hedging their economic exposure to the Company stock that they own.

Termination of Employment Arrangements

We have “change of control” severance provisions in the employment agreements with our Chief Executive Officer and our President. Our Board of Directors and Compensation Committee believe that providing these agreements to our Chief Executive Officer and President should serve to help protect stockholder’s interests in the event of a change of control event affecting the Company, by enhancing the likelihood of management continuity. See “Potential Payments Upon Termination or Change-in-Control” for more information on the Company’s “change in control” severance provisions.

In addition, our Employee Stock Plans have provisions allowing for the vesting of awards granted under those plans following a change of control, as defined in the plans, which would apply to awards granted to our executive officers. Generally, awards granted under the Employee Stock Plans provide that the award will vest in the event that there is a change in control (as defined in the applicable Employee Stock Plan).

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Raymond E. Wooldridge, Chairman
Tim T. Morris
Cynthia Pharr Lee
Walter Tyree

This Compensation Committee Report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of date or any general incorporation language in such filing.

The following tables and accompanying narrative disclosure should be read in conjunction with the Compensation Discussion and Analysis, which sets forth the objectives of the Company’s executive compensation program.

SUMMARY COMPENSATION TABLE

The Summary Compensation Table below summarizes the total compensation of each named executive officer earned and awarded during 2006 and 2007.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
		($)	($)	($)	($)	($)	($)
Richard M. Frank	2007	911,539		868,887	222,415	72,682	2,075,523
(Chief Executive Officer)	2006	1,200,000		690,776	1,189,200	52,949	3,132,925

Christopher D. Morris	2007	248,077		247,866	60,530	20,938	577,411
(Chief Financial Officer)	2006	198,846	78,678	405,155	197,057	20,140	899,876

Michael H. Magusiak	2007	648,077		732,480	158,131	33,886	1,572,574
(President)	2006	598,077		575,643	592,694	37,163	1,803,577

Richard T. Huston	2007	249,039		157,326	60,765	23,992	491,122
(Executive Vice President)	2006	224,616		100,492	222,594	34,057	581,759

J. Roger Cardinale	2007	249,039		157,326	60,765	20,945	488,075
(Executive Vice President)	2006	224,616		100,492	222,594	21,922	569,624

(1)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2007 fiscal year for the fair value of stock grants granted in 2007 as well as prior fiscal years, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, refer to note 9 of the Company’s financial statements in the Form 10-K for the year ended December 30, 2007, as filed with the SEC. See the “Grants of Plan-Based Awards Table” for information on restricted stock awards made in 2007. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executive officers and that will be used in the “Grant Date Fair Value of Stock Awards” column in the “Grants of Plan-Based Awards” table.

(2)	Includes payments pursuant to the 2007 Incentive Bonus Plan earned in 2007 and paid in 2008.

(3)	See the “All Other Compensation” table below for additional information about the compensation included under “All Other Compensation” for 2007.

ALL OTHER COMPENSATION

Name	Car Allowance	Long Term Disability, Spousal and Child Life Insurance Reimbursement	Medical Expense Reimbursement	Car Insurance Reimbursement	Service Award	Total
	($)	($)	($)	($)	($)	($)

Richard M. Frank (Chief Executive Officer)	24,000	12,364	34,765	1,553		72,682

Christopher D. Morris (Chief Financial Officer)	18,000	486	1,500	952		20,938

Michael H. Magusiak (President)	24,000	667	7,184	1,020	1,015	33,886

Richard T. Huston (Executive Vice President)	18,000	972	4,115	905		23,992

J. Roger Cardinale (Executive Vice President)	18,000	570		1,015	1,360	20,945

GRANTS OF PLAN-BASED AWARDS

The following table summarizes the 2007 grants of non-equity awards under the Company’s Incentive Bonus Plan and all restricted stock awards.

		Estimated Future Payouts under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock Awards (2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	(#)	($)
Richard M. Frank	03/01/07	218,769	911,539	1,823,078
(Chief Executive Officer)	05/07/07				38,840	1,500,001

Christopher D. Morris	03/01/07	59,538	248,077	496,154
(Chief Financial Officer)	05/07/07				9,063	350,013

Michael H. Magusiak	03/01/07	155,538	648,077	1,296,154
(President)	05/07/07				33,661	1,299,988

Richard T. Huston	03/01/07	59,769	249,039	498,078
(Executive Vice President)	05/07/07				9,063	350,013

J. Roger Cardinale	03/01/07	59,769	249,039	498,078
(Executive Vice President)	05/07/07				9,063	350,013

(1)	Grants of non-equity incentive plan awards were made to the named executive officers pursuant to the Company’s Incentive Bonus Plan. For grants of non-equity incentive plan awards, threshold refers to the minimum amount payable for a certain level of performance under the plan, target refers to the amount payable if the specified performance target(s) are reached, and maximum refers to the maximum payout possible under the plan. In 2008, the named executive officers received payments equal to 24.4% of the target for performance in 2007 under the Company’s 2007 Incentive Bonus Plan.

(2)	This column represents the grant date fair value of each restricted stock grant granted in 2007 as determined in accordance with SFAS 123R. For additional information, refer to note 9 of the Company’s financial statements in the Form 10-K for the year ended December 30, 2007, as filed with the SEC.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements or Arrangements

Employment Agreement with Mr. Frank

On March 29, 2005, Mr. Frank entered into an employment agreement with the Company providing for a 5 year term commencing on January 1, 2006. The employment agreement (i) provides for a base salary of $1,200,000, (ii) provides a cash bonus, payable annually, if earned, based upon the achievement of corporate objectives pursuant to the Company’s Incentive Bonus Plan, (iii) acknowledges the option to purchase 150,000 shares of the Company’s common stock issued on March 4, 2005, pursuant to the Company’s 1997 Non-Statutory Stock Option Plan, and (iv) provides for such additional benefits and/or compensation as may be determined by the Compensation Committee. However, Mr. Frank and the Compensation Committee verbally agreed to modify his base salary to $900,000 for 2007 and 2008. Per the employment agreement, Mr. Frank may also receive grants of restricted stock awards pursuant to our 2004 Restricted Stock Plan in such amounts and at such times as determined by the Compensation Committee. The employment agreement also provides for certain severance and change-in-control payments. See “Potential Payments Upon Termination or Change-in-Control.”

In November 2005, the Company implemented the CEC Entertainment, Inc. Policy for Reimbursement of Business Travel on Private Aircraft. At the February 13, 2007 meeting of the Compensation Committee, the policy was amended to simply reimburse Mr. Frank for the lesser of the fair market value of the fractional use of a comparable aircraft or his direct operating costs. Mr. Frank is only reimbursed for the use of his aircraft for business purposes and must submit appropriate documentation to the Chief Financial Officer or the Chairman of the Compensation Committee whose approval is required for any such reimbursement. For 2007, the reimbursement to Mr. Frank was on average $1,507 per hour for a total of $51,686.

Employment Agreement with Mr. Magusiak

On March 29, 2005, Mr. Magusiak entered into an employment agreement with the Company providing for a 5 year term commencing on January 1, 2006. The employment agreement (i) provides for a base salary of $550,000 (which base salary, as permitted under the terms of the employment agreement, was increased by the Compensation Committee to $650,000 for 2007 and 2008), (ii) provides a cash bonus, payable annually, if earned, based upon the achievement of corporate objectives pursuant to the Company’s Incentive Bonus Plan, (iii) acknowledges the option to purchase 125,000 shares of the common stock issued on March 4, 2005, pursuant to the Company’s 1997 Non-Statutory Stock Option Plan, and (iv) provides such additional benefits and/or compensation as may be determined by the Compensation Committee. Per the employment agreement, Mr. Magusiak may also receive grants of restricted stock awards pursuant to the Company’s 2004 Restricted Stock Plan in such amounts and at such times as determined by the Compensation Committee. The employment agreement also provides for certain severance and change-in-control payments. See “Potential Payments Upon Termination or Change-in-Control.”

Employment Arrangements with other Named Executive Officers

The other named executive officers do not have an employment agreement with the Company, and are “at will” employees who receive an annual salary, incentive bonus and equity compensation awards as approved annually by our Compensation Committee.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of stock option and restricted stock awards held by our named executive officers as of December 30, 2007. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following this table, based on the stock option or restricted stock award grant date. The market value of the restricted stock awards is based on the closing market price of our common stock as of December 30, 2007 (the last trading day in the 2007 fiscal year), which was $26.27. See “Compensation Discussion and Analysis” for additional information about the stock option and restricted stock awards.

		Option Awards					Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)		Option Expiration Date (1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Richard M. Frank (Chief Executive Officer)	01/03/02 01/13/03 03/04/05 02/27/06 05/07/07	187,500 375,000 75,000	75,000	$ $ $	29.0000 19.9933 36.6600	01/03/09 01/13/10 03/04/10	34,009 38,840	$ $	893,416 1,020,327

Christopher D. Morris (Chief Financial Officer)	01/12/04 03/04/05 02/27/06 05/07/07	15,000	18,750 15,000	$ $	31.4933 36.6600	01/12/11 03/04/10	6,802 9,063	$ $	178,689 238,085

Michael H. Magusiak (President)	01/03/02 01/13/03 03/04/05 02/27/06 05/07/07	150,000 375,000 62,500	62,500	$ $ $	29.0000 19.9933 36.6600	01/03/09 01/13/10 03/04/10	28,341 33,661	$ $	744,518 884,274

Richard T. Huston (Executive Vice President)	01/03/02 01/13/03 03/04/05 02/27/06 05/07/07	22,500 63,000 7,900	7,900	$ $ $	29.0000 19.9933 36.6600	01/03/09 01/13/10 03/04/10	6,802 9,063	$ $	178,689 238,085

J. Roger Cardinale (Executive Vice President)	01/03/02 01/13/03 03/04/05 02/27/06 05/07/07	22,500 150,000 7,900	7,900	$ $ $	29.0000 19.9933 36.6600	01/03/09 01/13/10 03/04/10	6,802 9,063	$ $	178,689 238,085

(1)	The vesting schedules for the stock option and restricted stock awards are set forth below in accordance with the grant date of the award.

01/03/02	Mr. Frank – 25% after 01/03/03, 50% after 01/03/04, 75% after 01/03/05, and 100% after 12/05/05.

Mr. Magusiak – 33% after 01/03/04, 66% after 01/03/05, and 100% after 01/03/2006.

All Other Executives – 50% after 01/03/04, 75% after 01/03/05, and 100% after 01/03/06.

01/13/03	33% after 01/13/04, 66% after 01/13/05, and 100% after 01/13/06.

03/04/05	Mr. Frank – 25% after 03/04/06, 50% after 03/04/07, 75% after 03/04/08, and 100% after 03/04/09.

All Other Executives – 25% after 03/04/06, 50% after 03/04/07, 75% after 03/04/08, and 100% after 03/04/09.

02/27/06	25% on 02/27/07, 50% on 02/27/08, 75% on 02/27/09, and 100% on 02/27/10.

05/07/07	25% on 05/07/08, 50% on 02/26/09, 75% on 02/26/10, and 100% on 02/26/11.

(2)	Some of the stock options identified above are subject to forfeiture if the individuals do not exercise the number of shares identified in the following table by December 31 of the Calendar Year Elected for Exercise Period.

Optionee	Grant Dates	Exercise Price	Shares Subject to Amendment	Calendar Year Elected for Exercise Period
Richard M. Frank	March 7, 2000	$15.5000	75,000	2007
(Chief Executive Officer)	January 3, 2002	$29.0000	187,500	2007
	March 4, 2005	$36.6600	150,000	2008 and 2009 (1)

Christopher D. Morris	January 12, 2004	$31.4933	75,000	2007 and 2008 (2)
(Chief Financial Officer)	March 4, 2005	$36.6600	30,000	2007, 2008 and 2009 (3)

Michael H. Magusiak	January 5, 2001	$22.6667	76,500	2007
(President)	January 3, 2002	$29.0000	100,500	2008
	March 4, 2005	$36.6600	125,000	2008 and 2009 (4)

Richard T. Huston	January 5, 2001	$22.6667	18,750	2007
(Executive Vice President)	January 3, 2002	$29.0000	11,250	2008
	March 4, 2005	$36.6600	15,800	2008 and 2009 (5)

J. Roger Cardinale	January 5, 2001	$22.6667	18,750	2007
(Executive Vice President)	January 3, 2002	$29.0000	11,250	2007
	March 4, 2005	$36.6600	15,800	2009

(1)	Mr. Frank agreed to exercise 112,500 of these options by 2008 and 37,500 of these options by 2009.

(2)	Mr. C. Morris agreed to exercise 56,250 of these options by 2007 and 18,750 of these options by 2008.

(3)	Mr. C. Morris agreed to exercise 15,000 of these options by 2007, 7,500 of these options by 2008 and 7,500 of these options by 2009.

(4)	Mr. Magusiak agreed to exercise 62,500 of these options by 2008 and 62,500 of these options by 2009.

(5)	Mr. Huston agreed to exercise 11,850 of these options by 2008 and 3,950 of these options by 2009.

OPTION EXERCISES AND STOCK VESTED

		Option Awards			Stock Awards
Name	Date	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($)
Richard M. Frank	03/05/07	375,000	(2)	9,615,000.00	11,336	480,079.59
(Chief Executive Officer)	05/07/07	141,500		1,412,042.64
	05/08/07	46,000		443,550.40
	05/08/07	70,000		1,136,044.00
	05/09/07	155,000		2,467,848.00

Christopher D. Morris	05/08/07	1,400		10,509.37	2,267	96,007.43
(Chief Financial Officer)	05/16/07	300		1,952.00
	05/18/07	54,550		345,254.40

Michael H. Magusiak	03/05/07	75,000	(2)	1,923,000.00	9,446	400,038.09
(President)	11/15/07	40,100		284,228.79
	11/16/07	90,000		627,858.00
	11/19/07	50,000	(2)	346,810.00
	11/19/07	44,900		311,435.38

Richard T. Huston	05/09/07	25,000		396,197.49	2,267	96,007.43
(Executive Vice President)	05/11/07	84,600		1,416,041.26
	05/14/07	2,900		53,245.44

J. Roger Cardinale	01/09/07	26,460	(2)	602,176.67	2,267	96,007.43
(Executive Vice President)	11/30/07	75,000		459,307.49

(1)	As of February 27, 2007, the following restricted stock awards vested:

For Mr. Frank, 11,336 shares vested none of which were withheld for taxes and all of which were delivered.

For Mr. Morris, 2,267 shares vested, 741 of which were withheld for taxes and a net of 1,526 shares were delivered.

For Mr. Magusiak, 9,446 shares vested, none of which were withheld for taxes and all of which were delivered.

For Mr. Huston, 2,267 shares vested, 741 of which were withheld for taxes and a net of 1,526 shares were delivered.

For Mr. Cardinale, 2,267 shares vested, 600 of which were withheld for taxes and a net of 1,667 shares were delivered.

(2)	Mr. Frank exercised options to purchase 375,000 shares which options would have expired by their terms on March 7, 2007. As of the date of this proxy statement, Mr. Frank has not sold any of the shares resulting from this exercise.

Mr. Magusiak exercised options to purchase 75,000 shares and 50,000 shares which options would have expired by their terms on March 7, 2007 and January 5, 2008, respectively. As of the date of this proxy statement, Mr. Magusiak has not sold any of the shares resulting from these exercises.

Mr. Cardinale exercised options to purchase 26,460 shares which options would have expired by their terms on January 11, 2007. As of the date of this proxy statement, Mr. Cardinale has not sold any of the shares resulting from this exercise.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The Company maintains the 1997 Non-Statutory Stock Option Plan, 2004 Restricted Stock Plan, the Non-Employee Directors Stock Option Plan, and the Non-Employee Directors Restricted Stock Plan, pursuant to which it may grant equity awards to eligible persons. Effective May 18, 2006, the Company discontinued issuing stock options to its employees pursuant to the Company’s 1997 Non-Statutory Option Plan, and to its non-employee directors pursuant to the Non-Employee Directors Stock Option Plan. At April 1, 2008, there were 2,691,551 options outstanding with a weighted average exercise price of $28.07 per share, and with a weighted average remaining life of 1.9 years. Also on April 1, 2008 there were 650,422 shares of restricted stock that may be delivered in the future upon satisfaction of applicable vesting requirements. The options and restricted stock reflect all equity awards outstanding on April 1, 2008. As of April 1, 2008, 398,398 shares remain available for grant under the 2004 Restricted Stock Plan and 19,115 shares remain available for grant under the Non-Employee Directors Restricted Stock Plan. No other shares are available for grant under any other plan other than those previously named. The following table sets forth information about equity awards under the Company’s above-mentioned plans as of December 30, 2007.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity Compensation Plans Approved by Security holders	3,155,474	(1)	$28.15	740,204	(2)

Equity Compensation Plans Not Approved by Security holders	0		$0	0

Total	3,155,474		$28.15	740,204

(1)	This number includes 2,646,180 shares of common stock issuable upon the exercise of options granted under the 1997 Non-Statutory Stock Option Plan, 350,732 shares of common stock issuable upon the vesting of awards granted under the 2004 Restricted Stock Plan, 133,500 shares of common stock issuable upon the exercise of options granted under the Non-Employee Directors Stock Option Plan, and 25,062 shares of common stock issuable upon the vesting of awards granted under the Non-Employee Directors Restricted Stock Plan.

(2)	This number includes 693,476 shares of common stock issuable upon the vesting of awards granted under the 2004 Restricted Stock Plan, and 46,728 shares of common stock issuable upon the vesting of awards granted under the Non-Employee Directors Restricted Stock Plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The Company provides benefits to certain of the named executive officers upon certain terminations of employment from the Company. These benefits are in addition to the benefits to which the executives would be entitled upon a termination of employment generally (i.e., vested stock options accrued as of the date of termination, restricted stock awards that are vested as of the date of termination, vested benefits, if any, in the Company’s 401(k) Plan, and the right to elect continued health coverage pursuant to COBRA). The incremental benefits payable to the executives are described as follows:

Potential Termination Payments under Mr. Frank’s and Mr. Magusiak’s Employment Agreements

Under the terms of the respective employment agreements (the “Employment Agreements”), if Mr. Frank’s or Mr. Magusiak’s employment with the Company is terminated by the Company (other than as a result of death or “permanent disability,” as defined below), then Mr. Frank will be entitled to receive a severance amount equal to $3,000,000, and Mr. Magusiak will be entitled to receive a severance amount equal to two times his then current base salary. The Company is also obligated to provide medical benefit coverage for the executive and his “Family” (as defined below) for up to five years from the date of termination or until such executive and his Family become covered under a policy or plan providing substantially similar coverage by a new employer. Under the Employment Agreements, “permanent disability” is defined as the inability by reason of any medically determined physical or mental impairment to perform the duties required for a period of 180 consecutive days in any 12 month period. Under the Employment Agreements, “Family” is defined as his spouse, as well as his children until such time that his children are no longer eligible for coverage under the health insurance plan covering the Company employees or until they become covered under a policy or plan provided by their employer which provides substantially similar coverage and benefits.

The Employment Agreements also provide that each of Messrs. Frank and Magusiak will receive his respective severance amount in the event there is a Change of Control (as defined below) and such executive voluntarily terminates his employment within one year after such a Change of Control. A “Change of Control” is deemed to have occurred with respect to the Company if (i) any person or group of persons acting in concert in which such executive is not an investor, partner, officer, director or member, shall acquire, directly or indirectly, the power to vote, or direct the voting of, more than 33% of the then outstanding voting securities of the Company or (ii) during any consecutive 18 month period a majority of the Board of Directors is elected or appointed and consists of persons who were not directors of the Company as of the date of the respective Employment Agreement and whose election or appointment as directors of the Company is actively opposed by such executive. In the event Messrs. Frank or Magusiak are subject to an excise tax on their respective severance amounts, according to Sections 280 G and 4999 of the Code the Company will gross-up their respective Severance Amounts to satisfy the excise taxes.

Potential Termination Payments to Other Named Executive Officers

The Company's other named executive officers will be entitled to all base salary and other amounts actually earned, accrued or owing as of the date of termination, vested stock options accrued as of the date of termination, restricted stock awards that are vested as of the date of termination, vested benefits, if any, in the Company’s 401(k) Plan, and the right to elect continued health coverage pursuant to COBRA.

1997 Non-Statutory Stock Option Plan

The Company’s stock option plan provides that all stock options which are unvested shall automatically become vested upon a Change of Control. For purposes of the stock option plan, a “Change of Control” shall be deemed to have occurred with respect to the Company: (A) on the date in which the Company executes an agreement or an agreement in principle (i) with respect to any merger, consolidation or other business combination by the Company with or into another entity and the Company is not the surviving entity (other than a merger of the Company with or into a wholly owned subsidiary of the Company), or (ii) to sell or otherwise dispose of all or substantially all of its assets, or (iii) to adopt a plan of liquidation; or (B) on the date in which public announcement is made that the “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the combined voting power of the Company is being acquired by a “person” within the meaning of sections 13(d) and 14(d) of the Exchange Act; or (C) if, during any period of eighteen (18) consecutive months, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof (unless the appointment or election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period); provided, however, that in no event shall a change in the composition of the Company’s Board of Directors pursuant to an election of Board members pursuant to Section 4.6 of the Company’s Articles of Incorporation, as amended, constitute or result in a Change of Control. As stated in the section entitled, “Securities Authorized For Issuance Under Equity Compensation Plans,” effective May 18, 2006, the Company discontinued issuing stock options to its employees pursuant to the Company’s 1997 Non-Statutory Option Plan, and to its non-employee directors pursuant to the Non-Employee Directors Stock Option Plan.

The determination of the Compensation Committee of the Board of Directors that any of the foregoing conditions has been met shall be binding and conclusive on all parties. The value of unvested stock options as of December 30, 2007, is calculated by multiplying the number of shares of accelerated stock options by the difference between the exercise price and the closing market price of our Common Stock on December 30, 2007 (the last trading day in Fiscal 2007), which was $26.27.

Restricted Stock Plan

The Company’s restricted stock plan provides that all restricted stock awards outstanding shall automatically be vested upon a Change of Control. For purposes of the restricted stock plan, a “Change of Control” means any of the following: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who were members of the Board for the immediately preceding two (2) years (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such a period); (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, as defined in the restricted stock plan) of an aggregate of 30% of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act, as defined in the restricted stock plan) who beneficially owned less than 15% of the voting power of the Company’s outstanding voting securities on the date of this plan, or the acquisition of beneficial ownership of an additional 15% of the voting power of the Company’s outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company’s outstanding voting securities on the date of this plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (B) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (C) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

The determination of the committee appointed or designated by the Board of Directors to administer the restricted stock plan that any of the foregoing conditions has been met shall be binding and conclusive on all parties. The value of unvested restricted stock awards as of December 30, 2007, is calculated by multiplying the number of shares of accelerated restricted stock awards by the closing market price of our common stock on December 30, 2007 (the last trading day in Fiscal 2007), which was $26.27.

The tables set forth below quantify the additional benefits described above that would be paid to each named executive officer under the following termination scenarios, assuming a termination of employment occurred on December 30, 2007.

Termination – Resulting from Other than Change in Control

Name	Severance Pay	Continued Benefit Plan Coverage
	($)	($)
Richard M. Frank (Chief Executive Officer)	3,000,000	173,826

Michael H. Magusiak (President)	1,300,000	35,917

Termination – Resulting from Change in Control

Name	Severance Pay	Accelerated Vesting of Stock Options	Accelerated Vesting of Restricted Stock	Continued Benefit Plan Coverage
	($)	($)	($)	($)
Richard M. Frank (Chief Executive Officer)	3,000,000	0	1,913,743	173,826

Christopher D. Morris (Chief Financial Officer)	0	0	416,774	0

Michael H. Magusiak (President)	1,300,000	0	1,628,793	35,917

Richard T. Huston (Executive Vice President)	0	0	416,774	0

J. Roger Cardinale (Executive Vice President)	0	0	416,774	0

DIRECTOR COMPENSATION

In 2007, non-employee directors of the Company received a retainer from the Company at the rate of $30,000 per year for attendance (in person or telephonically) at the yearly regularly scheduled Board and committee meetings, plus $2,500 per meeting for attendance (in person or telephonically) at any specially called meeting of the Board at which attendance in person is requested, and $1,250 per meeting for attendance (in person or telephonically) at any specially called committee meeting at which attendance in person is requested. For 2008, the non-employee director retainer has been set at $20,000 and each non-employee director will receive $2,000 per regularly scheduled meeting for attendance (in person or telephonically), $2,500 per specially called Board meeting (in person or telephonically), and $1,250 per specially called committee meeting (in person or telephonically). In addition thereto, on the day a non-employee Director is first elected or appointed to the Board of Directors, such non-employee director is granted a Restricted Stock Award for the number of shares of common stock having a Fair Market Value (as defined in the 2004 Non-Employee Director Plan) as of the date of grant equal to $100,000 multiplied by a fraction the numerator of which is the number of days until the date of the next annual grant and the denominator of which is 365. Each January thereafter, a non-employee Director who was previously elected to the Board of Directors and who continues to serve in such capacity shall be granted a Restricted Stock Award for the number of shares of common stock having a fair market value (as defined in footnote (3) below) as of the date of grant equal to $100,000. Other directors, who are either officers or employees of the Company or its affiliates, do not receive separate compensation for their services as directors of the Company.

Summary Compensation Table

Name (1)	Fees Earned or Paid in Cash (2)	Stock Awards (3)	Total
	($)	($)	($)
Tim T. Morris	47,500	56,461	103,961
Larry T. McDowell	47,500	77,633	125,133
Louis P. Neeb	32,500	56,461	88,961
Cynthia I. Pharr Lee	47,500	56,461	103,961
Walter Tyree	32,500	56,461	88,961
Raymond E. Wooldridge	32,500	56,461	88,961

(1)	Messrs. Frank, Huston and Magusiak have been excluded from this Table because each of their compensation is fully reflected in the Summary Compensation Table for executive officers. The Company discontinued issuing stock options to its non-employee directors in 2005 and began granting stock awards in 2006. However, the non-employee directors had the following outstanding option awards at 2007 fiscal year-end: Mr. T. Morris (22,500), Mr. McDowell (15,000), Mr. Neeb (19,500), Ms. Pharr Lee (25,500), Mr. Tyree (25,500), and Mr. Wooldridge (25,500).

(2)	This column reports the amount of cash compensation earned in 2007 for Board of Directors and committee service.

(3)	The Non-Employee Directors Restricted Stock Plan defines fair market value as the average of the closing prices of the Common Stock as reported by the New York Stock Exchange for the five trading day period ending on and including the date of the stock award. However, this column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2007 fiscal year for stock awards granted in 2007 as well as prior fiscal years, in accordance with SFAS 123R. The grant date fair value of the restricted stock awarded to each of the non-employee directors in 2007 in accordance with SFAS 123R was $99,740. The non-employee directors had the following outstanding stock awards at 2007 fiscal year-end: Mr. T. Morris (4,177), Mr. McDowell (4,177), Mr. Neeb (4,177), Ms. Pharr Lee (4,177), Mr. Tyree (4,177), and Mr. Wooldridge (4,177).

SECURITY OWNERSHIP

The following table sets forth information, as of April 1, 2008, relating to the beneficial ownership of the Company’s common stock by: (i) each director and named executive officer as of such date, (ii) the directors and the executive officers as a group (13 persons) as of such date, and (iii) each person, as that term is used in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), known to the Company to own beneficially five percent (5%) or more of the outstanding shares of common stock. Except as otherwise indicated herein or in the Schedule 13Gs filed by persons who own beneficially five percent (5%) or more of our outstanding shares of common stock, each of the persons named in the table is believed by the Company to possess sole voting and investment power with respect to the shares of common stock beneficially owned by such person. Except as otherwise indicated, all stockholders set forth below have the same principal business address as the Company. On the Record Date, there were 24,845,392 shares of common stock outstanding. Information as to the beneficial ownership of common stock by directors and executive officers has been furnished by the respective directors and executive officers.

Name (and address for 5% beneficial owners)	Number of Shares of Common Stock			Percentage of Outstanding Common Stock
Richard M. Frank	1,318,054	(A	)	5.31%
Michael H. Magusiak	971,694	(B	)	3.91%
J. Roger Cardinale	239,323	(C	)	*
Richard T. Huston	149,954	(D	)	*
Christopher D. Morris	57,872	(E	)	*
Larry T. McDowell	25,928	(F	)	*
Tim T. Morris	37,218	(G	)	*
Louis P. Neeb	32,178	(H	)	*
Cynthia I. Pharr Lee	38,403	(I	)	*
Walter Tyree	38,178	(J	)	*
Raymond E. Wooldridge	68,178	(K	)	*
Directors and Executive Officers as a Group	2,763,907			11.12%

FMR LLC 82 Devonshire Street Boston, MA 02109	3,309,611	(L	)	13.32%

Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY 10005	1,733,234	(M	)	6.98%

Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	1,607,776	(N	)	6.47%

WS Capital, L.L.C. 300 Crescent Court, Suite 1111 Dallas, TX 75201	1,506,000	(O	)	6.06%

Snyder Capital Management, L.P. One Market Plaza Steuart Tower, Suite 1200	1,401,311	(P	)	5.64%

Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	1,396,535	(Q	)	5.61%

*	Constitutes less than 1% of the Company’s outstanding common stock.

(A)	Includes 675,000 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan within 60 days of the Record Date, but excludes 37,500 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are not exercisable within 60 days of the Record Date. This number also includes 444,171 shares beneficially owned by Richard M. Frank Revocable Trust; 50,900 shares beneficially owned by Frank Family Trust A2; 57 shares beneficially owned under the Company’s 401(k) Plan; and 147,926 shares directly owned by Mr. Frank. Of the total shares beneficially owned by the above-referenced Trusts, Mr. Frank has sole voting power and sole dispositive power over all 495,071 shares.

(B)	Includes 618,750 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan within 60 days of the Record Date, but excludes 31,250 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are not exercisable within 60 days of the Record Date.

(C)	Includes 173,100 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan within 60 days of the Record Date, but excludes 3,950 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are not exercisable within 60 days of the Record Date.

(D)	Includes 97,350 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan within 60 days of the Record Date, but excludes 3,950 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are not exercisable within 60 days of the Record Date.

(E)	Includes 26,250 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan within 60 days of the Record Date, but excludes 7,500 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are not exercisable within 60 days of the Record Date.

(F)	Includes 15,000 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan within 60 days of the Record Date.

(G)	Includes 22,500 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan within 60 days of the Record Date.

(H)	Includes 19,500 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan within 60 days of the Record Date.

(I)	Includes 25,500 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan within 60 days of the Record Date.

(J)	Includes 25,500 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan within 60 days of the Record Date.

(K)	Includes 25,500 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan within 60 days of the Record Date.

(L)	Based upon information in Schedule 13G filed February 14, 2008.

(M)	Based upon information in Schedule 13G filed February 1, 2008.

(N)	Based upon information in Schedule 13G filed January 25, 2008.

(O)	Based upon information in Schedule 13G filed February 27, 2008.

(P)	Based upon information in Schedule 13G filed February 14, 2008.

(Q)	Based upon information in Schedule 13G filed January 22, 2008.

PROPOSAL 2:

AMENDMENT OF THE COMPANY’S 2004 RESTRICTED STOCK PLAN

ADDING 500,000 SHARES TO THE MAXIMUM NUMBER OF SHARES

THAT MAY BE ISSUED UNDER THE PLAN

The 2004 Restricted Stock Plan (“Employee Plan”) became effective in May 2004. The purpose of the Employee Plan is to attract, retain, and reward the services of the employees of the Company and to provide such persons with a proprietary interest in the Company through the granting of restricted stock, that will: (a) increase the interest of such persons in the Company’s welfare; (b) furnish an incentive to such persons to continue their services to the Company; and (c) provide a means through which the Company may attract able persons as employees. The Employee Plan terminates on December 31, 2014, and no award may be granted after such date; provided, however, any awards granted before that date will continue to be effective in accordance with the terms and conditions of the respective Restricted Stock Agreements (as defined below).

The Employee Plan is currently administered by the Compensation Committee. The Compensation Committee, in its discretion, (i) interprets the Employee Plan, (ii) prescribes, amends, and rescinds any rules and regulations necessary or appropriate for the administration of the Employee Plan, and (iii) makes such other determinations and takes such other actions as it deems necessary or advisable in the administration of the Employee Plan. The Compensation Committee, and any other committee that may subsequently administer the plan, must consist of at least two members of the Board of Directors, each of which exhibit the independence necessary to comply with applicable securities laws, the listing standards of the New York Stock Exchange, Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder, and any other applicable law, as necessary.

The Compensation Committee grants awards under the Employee Plan to employees for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Compensation Committee (“Restricted Stock Award”). Each grant of restricted stock will be evidenced by a restricted stock agreement that sets forth the restricted stock, the restriction period, the date of grant, and such other terms, provisions, and limitations that are approved by the Compensation Committee (“Restricted Stock Agreement”). No employee may receive Restricted Stock Awards having an aggregate Fair Market Value (as defined in the Employee Plan) of more than $3,000,000 in any calendar year. Further, no Restricted Stock Agreement may provide for (i) a vesting period of less than one year nor more than five years, (ii) full vesting within a period of less than three years and (iii) vesting that is more favorable than pro rata vesting over a period of three years. Although the terms and conditions of the Restricted Stock Agreements may vary, each Restricted Stock Agreement will be subject to the terms, conditions and limitations of the Employee Plan.

Subject to any adjustments made as a result of various changes in the capitalization of the Company, if the stockholders approve the addition of 500,000 shares to the maximum number of shares issuable under the Employee Plan, the aggregate number shares of common stock which may be granted under the Employee Plan will not exceed 1,600,000 shares. Shares of common stock previously subject to Restricted Stock Awards which are forfeited or canceled may be reissued pursuant to Restricted Stock Awards.

Shares of common stock that are the subject of a Restricted Stock Award will be subject to restrictions on disposition and to an obligation of the employee to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Compensation Committee may provide that the Forfeiture Restrictions will lapse with the passage of time or upon the occurrence of such other event determined to be appropriate by the Compensation Committee. The common stock issued under a Restricted Stock Award may not be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of until the Forfeiture Restrictions have expired.

In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, combination, or exchange of shares of common stock, or other increase or decrease in such shares of common stock effected without receipt of consideration by the Company, then the number of shares of common stock subject to the Employee Plan and the number of such shares subject to each award granted under the Employee Plan will be correspondingly adjusted by the Compensation Committee.

Except as discussed below, in the event of a merger, consolidation or share exchange in which the Company is not the surviving or resulting corporation, then for each share of common stock subject to the outstanding Restricted Stock Awards there will be substituted that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of common stock held by them and the outstanding Restricted Stock Awards will be applicable to such stock, securities, cash, or property in accordance with their terms. However, all Restricted Stock Awards may also be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, or share exchange as provided in the Employee Plan.

In case the Company, at any time while any Restricted Stock Award under the Employee Plan is in force and remain unexpired, (i) sells all or substantially all of its property, or (ii) dissolves, liquidates, or winds up its affairs, then each employee participating in the Employee Plan will thereafter be entitled to receive, in lieu of each share of common stock of the Company in which the employee is vested, pursuant to the terms of the individual's Restricted Stock Agreement, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of common stock of the Company. Notwithstanding the foregoing, the Compensation Committee may, in its discretion accelerate the vesting of any individual’s Restricted Stock Award in connection with any such sale, dissolution, liquidation, or winding up.

If a “Change of Control” (as defined in the Employee Plan) of the Company occurs, then the Restricted Stock Awards outstanding under the Employee Plan that are not otherwise vested will automatically vest, even though certain conditions otherwise provided for in the Employee Plan or Restricted Stock Agreements have not been satisfied at the time of the Change of Control.

The Board of Directors or the Compensation Committee may at any time and from time to time, without the consent of the employees participating in the Employee Plan, alter, amend, revise, suspend, or discontinue the Employee Plan in whole or in part; provided, however, that any amendment to the Employee Plan must be approved by the stockholders of the Company if the amendment would (a) materially increase the aggregate number of shares of common stock which may be issued under the Employee Plan, (b) materially modify the requirements as to eligibility for participation in the Employee Plan, or (c) materially increase the benefits accruing to employees under the Employee Plan. Further, unless required by law, no amendment or revision of the Employee Plan by the Compensation Committee will adversely affect any rights of an employee participating in the Employee Plan concerning any Restricted Stock Awards previously granted without the consent of the affected employee.

In April 2008, the Board of Directors adopted, subject to the approval of the Company’s stockholders, an amendment to the Employee Plan providing that the number of shares of common stock which may be issued under the Employee Plan would be increased from 1,100,000 to 1,600,000 and providing for certain other minor clarifying amendments, including but not limited to, an amendment limiting the Compensation Committee's ability to grant performance awards to retiring employees in order to ensure compliance with Section 162(m) of the Code. As of April 1, 2008, there were 398,398 shares available for issuance under the Employee Plan. A copy of the Employee Plan, as proposed, is attached hereto as Exhibit “A.” The description of the Employee Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit “A,” which contains the complete text of the Employee Plan, as proposed.

Within sixty days of approval of this Proposal 2 by the Company’s stockholders, the Company intends to file a registration statement on Form S-8 with the SEC registering the additional shares for resale.

The Board of Directors believes that the proposed amendment to the Employee Plan will enable the Company and its stockholders, through future stock grants, to continue to secure the benefits of the incentive inherent in stock ownership by certain of its employees.

The Restricted Stock Awards, if any, that may be granted in the future to participants under the Employee Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time.

THE BOARD OF DIRECTORS HAS APPROVED THE ABOVE DESCRIBED AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S 2004 RESTRICTED STOCK PLAN ADDING 500,000 SHARES TO THE MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE PLAN.

PROPOSAL 3:

AMENDMENT OF THE COMPANY’S NON-EMPLOYEE DIRECTORS RESTRICTED STOCK PLAN ADDING 90,000 SHARES TO THE MAXIMUM NUMBER OF SHARES

THAT MAY BE ISSUED UNDER THE PLAN

The Non-Employee Directors Restricted Stock Plan (“Director Plan”) became effective in May 2005. The Director Plan provides for the granting to each Eligible Director a Restricted Stock Award on the fifth Business Day in January equal to the number of shares of common stock having a Fair Market Value as of the Date of Grant totaling $100,000.00 (as these terms are defined in the Director Plan). The purpose of the Director Plan is to attract, retain, and reward the services of the non-employees directors of the Company and to provide such persons with a proprietary interest in the Company through the granting of restricted stock, that will: (a) increase the interest of such persons in the Company’s welfare; (b) furnish an incentive to such persons to continue their services to the Company; and (c) provide a means through which the Company may attract able persons as non-employee directors. The Employee Plan terminates on March 1, 2020 and no award may be granted after such date; provided, however, any awards granted before that date will continue to be effective in accordance with the terms and conditions of the respective Restricted Stock Agreements.

The Director Plan is administered by a committee appointed by the Board of Directors. The Board of Directors has initially appointed the Compensation Committee to administer the Director Plan. Subject to the express provisions of the Director Plan, the Compensation Committee will have power and authorities which are exclusively ministerial in nature, including the authority to construe and interpret the Director Plan, to define the terms used in the Director Plan, to prescribe, amend, and rescind rules and regulations relating to the administration of the Director Plan and to make all other determinations necessary or advisable for the administration of the Director Plan. The Compensation Committee, and any other committee that may subsequently administer the plan, must consist of at least two members of the Board of Directors, each of which exhibit the independence necessary to comply with applicable securities laws, the listing standards of the New York Stock Exchange, Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder, and any other applicable law, as necessary.

Subject to any adjustments made as a result of various changes in the capitalization of the Company, if the stockholders approve the addition of 90,000 shares to the maximum number of shares issuable under the Director Plan, the aggregate number shares of common stock which may be granted under the Director Plan will not exceed 165,000 shares. Shares of common stock previously subject to Restricted Stock Awards which are forfeited or canceled may be reissued pursuant to Restricted Stock Awards.

Awards under the Director Plan will be granted solely to non-employee directors, including non-employee directors who are members of the Compensation Committee. On every fifth business day in January each non-employee director will be granted a Restricted Stock Award for the number of shares of common stock having a Fair Market Value (as defined in the Director Plan) as of the date of grant equal to $100,000.00. If a person first becomes a non-employee director between the date of annual grants, such non-employee director will be granted a Restricted Stock Award for the number of shares of common stock having the Fair Market Value as of the date he or she becomes a non-employee director equal to $100,000.00 multiplied by a fraction the numerator of which is the number of days from the date such person becomes a non-employee director until the date of the next annual grant and the denominator of which is 365.

Each grant of a Restricted Stock Award will be evidenced by a Restricted Stock Agreement setting forth the restricted stock, the restriction period, the date of grant, and such other terms, provisions, and limitations as are consistent with the Director Plan. Further, each Restricted Stock Agreement will provide for vesting on each anniversary date of the Restricted Stock Award of 25% of the amount of the grant for four (4) consecutive anniversary dates so that the Restricted Stock Award is fully vested at the end of the fourth (4th) anniversary date of the date of grant. If a non-employee director ceases to be a director for any reason other than death prior to the fourth (4th) anniversary date of grant of a Restricted Stock Award, such unvested shares will be forfeited. If a non-employee director ceases to be a director due to death, then all of such non-employee directors Restricted Stock Awards will immediately vest in full. Furthermore, if a non-employee director ceases to be a director because of voluntary retirement after a lengthy period of service or because of health reasons, then the remaining non-employee directors may vote to vest any of his or her unvested Restricted Stock Awards that have been outstanding at least one year. Shares of common stock that are the subject of a Restricted Stock Award will be subject to restrictions on disposition by the non-employee director and subject to an obligation of the non-employee director to forfeit and surrender the shares to the Company if the required vesting is not achieved or if any other forfeiture restrictions are violated. The common stock may not be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of until the forfeiture restrictions have expired.

In the event of any change in capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, combination, or exchange of shares of common stock, or other increase or decrease in such shares of common stock effected without receipt of consideration by the Company, then the number of shares of common stock subject to the Director Plan and the number of such shares subject to each award granted thereunder will be correspondingly adjusted.

Except as discussed below, in the event of a merger, consolidation or share exchange in which the Company is not the surviving or resulting corporation, then for each share of common stock subject to the outstanding Restricted Stock Awards there will be substituted that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of common stock held by them and the outstanding Restricted Stock Awards will be applicable to such stock, securities, cash, or property in accordance with their terms. However, all Restricted Stock Awards may also be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, or share exchange as provided in the Director Plan.

In case the Company, at any time while any Restricted Stock Award under the Director Plan is in force and remain unexpired, (i) sells all or substantially all of its property, or (ii) dissolves, liquidates, or winds up its affairs, then each director participating in the Director Plan will thereafter be entitled to receive, in lieu of each share of common stock of the Company in which the director is vested, pursuant to the terms of the individual's Restricted Stock Agreement, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of common stock of the Company. Notwithstanding the foregoing, the Compensation Committee may, in its sole and absolute discretion accelerate the vesting of any individual’s Restricted Stock Award in connection with any sale, dissolution, liquidation, or winding up.

If a “Change of Control” (as defined in the Director Plan) of the Company occurs, then the Restricted Stock Awards outstanding under the Director Plan that are not otherwise vested will automatically vest, even though certain conditions otherwise provided for in the Director Plan or Restricted Stock Award Agreements have not been satisfied at the time of the Change of Control.

The Board of Directors may at anytime and from time to time alter, amend, revise, suspend, or discontinue the Director Plan in full or in part; provided, however that any amendment to the Director Plan must be approved by the stockholders of the Company if the amendment would (a) materially increase the aggregate number of shares of common stock which may be issued under the Director Plan, (b) materially modify the requirements as to eligibility for participation in the Director Plan, or (c) materially increase the benefits accruing to non-employee directors under the plan. Further, unless required by law, no amendment or revision of the Director Plan will adversely affect any rights of non-employee directors with respect to any Restricted Stock Awards previously granted without the consent of the affected non-employee director.

In April 2008, the Board of Directors adopted, subject to the approval of the Company’s stockholders, an amendment to the Director Plan providing that the number of shares of common stock which may be issued under the Director Plan would be increased from 75,000 to 165,000, along with certain other minor clarifying amendments. As of April 1, 2008, there were 19,115 shares available for issuance under the Director Plan. A copy of the Director Plan, as proposed, is attached hereto as Exhibit “B.” The description of the Director Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit “B,” which contains the complete text of the Director Plan, as proposed.

Within sixty days of approval of this Proposal 3 by stockholders, the Company intends to file a registration statement on Form S-8 with the SEC registering the additional shares for resale.

The Board of Directors believes that the proposed amendment to the Director Plan will enable the Company and its stockholders, through future stock grants, to continue to secure the benefits of the incentive inherent in stock ownership by its non-employee directors.

Only non-employee directors of the Company are entitled to participate in the Director Plan (currently 7 persons). The following table shows the benefits that would accrue under the Director Plan, for each year that it is in effect, to the persons and groups indicated, based on the market price information indicated.

Name and Position	Dollar Value	Number of Shares
Non-Executive Directors, as a group (currently 7 persons)	$700,000	24,006	(1)

(1)	Represents an estimate of the number of shares of restricted stock to be granted each year while the Director Plan is in effect, assuming there are seven non-executive directors serving in such year, calculated by dividing $700,000 by $29.16, the average of the closing prices of the Company’s common stock as reported by the New York Stock Exchange for the five trading day period ending on and including April 1, 2008. As described above, the actual number of shares of restricted stock to be granted annually to each non-executive director will be calculated by dividing $100,000 by the average of the closing prices of the Company’s common stock as reported by the New York Stock Exchange for the five trading day period ending on and including the date of a Restricted Stock Award.

THE BOARD OF DIRECTORS HAS APPROVED THE ABOVE DESCRIBED AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S NON-EMPLOYEE DIRECTORS RESTRICTED STOCK PLAN ADDING 90,000 SHARES TO THE MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE PLAN.

PROPOSAL 4:

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE 2008 FISCAL YEAR

In accordance with its charter, the Audit Committee has selected the firm of Deloitte & Touche LLP, an independent registered public accounting firm, to be the Company’s auditors for the 2008 fiscal year. Deloitte & Touche LLP also served in this capacity for the 2007 fiscal year. Its representative will be present at the annual meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

Our Board of Directors has ratified the decision of the Audit Committee to appoint Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 28, 2008. Although we are not required to seek stockholder approval of this appointment, it has been our practice to do so. No determination has been made as to what action the Audit Committee and the Board of Directors would take if our stockholders fail to ratify the appointment. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in the best interests of the Company.

THE AUDIT COMMITTEE, WITH THE ENDORSEMENT OF THE BOARD OF DIRECTORS, HAS APPROVED THE APPOINTMENT OF THE ABOVE IDENTIFIED ACCOUNTING FIRM AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2008 FISCAL YEAR.

AUDIT COMMITTEE DISCLOSURE

The Audit Committee currently consists of four directors, each of whom is independent as defined by the listing standards of the New York Stock Exchange and the Securities and Exchange Commission and two of whom, Tim T. Morris and Larry T. McDowell, are “audit committee financial experts” as defined under the rules of the Securities and Exchange Commission. The Audit Committee provides assistance to the directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.

Audit Committee Pre-Approval Policy

The Audit Committee has not established a pre-approval policy for audit, audit-related and tax services that can be performed by the independent registered public accounting firm. Each engagement to perform audit, audit-related or tax services must receive specific authorization from the Audit Committee.

Service Fees Billed in 2006 and 2007 by the Independent Registered Public Accounting Firm

The firm of Deloitte & Touche LLP has been the independent registered public accounting firm for the audit of the Company’s annual financial statements included in the Company’s annual report on Form 10-K, the review of financial statements included in the Company’s quarterly reports on Form 10-Q and for services that are normally provided by accountants in connection with statutory and regulatory filings or engagements for the fiscal years ended December 30, 2007 and December 31, 2006. The following table presents fees billed or expected to be billed for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements, audit-related services, tax services and all other services rendered by Deloitte & Touche LLP for the Company’s 2007 and 2006 fiscal years.

	Fiscal 2007	Fiscal 2006
(1) Audit fees (a)	$631,603	$1,346,760
(2) Audit-related fees (b)	9,200	0
(3) Tax fees (c)	0	0
(4) All other fees (d)	0	0
Total	$640,803	$1,346,760

(a)	Principally related to audit fees including audit services rendered for audit of the Company’s annual financial statements, the review of the Company’s quarterly financial statements and the audit of Management’s Report on Internal Control over Financial Reporting.

(b)	Principally related to professional services rendered by Deloitte & Touche for attestation services rendered by it for matters such as advisory services for Sarbanes-Oxley 404, comfort letters and consents related to SEC and other registration statements, audits of employee benefit plans, agreed-upon procedures and consultation on accounting standards or transactions.

(c)	Principally related to professional services rendered by Deloitte & Touche for tax compliance services and tax examination assistance.

(d)	Principally related to professional services rendered by Deloitte & Touche for all other services, such as consultation related to tax planning and compliance, improving business and operational processes and regulatory matters.

All audit services, audit related services, and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Deloitte & Touche LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of independent non-employee directors as required by and in compliance with the listing standards of the New York Stock Exchange and the Securities and Exchange Commission. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors which may be accessed on the Company’s website at www.chuckecheese.com under “Company Info–Investor Information.”

The Audit Committee serves as the representative of the Board of Directors for general oversight of the Company’s financial accounting and reporting process, system of internal control, audit process, policies addressing risk assessment and risk management and process for monitoring compliance with applicable laws and regulations and the Company’s Complaint and Reporting Procedures for Accounting and Auditing Matters. The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process. The Company’s independent registered public accountants, Deloitte & Touche LLP, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements and Management’s Report on Internal Control over Financial Reporting with the Company’s management.

2.	The Audit Committee has reviewed and discussed interim financial information contained in each quarterly earnings report.

3.	The Audit Committee has met with senior management, internal auditors and the Company’s independent registered public accountants with and without management present to discuss the results of the Company’s independent audit and adequacy of internal controls.

4.	The Audit Committee has reviewed with the Company’s independent registered public accountants and internal audit the Company’s audit plans, audit scope and identification of audit risks.

5.	The Audit Committee, in accordance with its charter, has authorized the reappointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year, subject to stockholder approval.

6.	The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement of Auditing Standards 61, as amended (Codification of Statements on Auditing Standard, AU 380), which includes a review of findings of the independent registered public accountant during its audit of the Company’s financial statements and Management’s Report on Internal Control over Financial Reporting.

7.	The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees), has discussed with the independent registered public accountant the independence of the registered public accountant and has concluded that the independent registered public accountant has satisfied all requisite independence standards.

8.	Based on the review and discussion referred to in paragraphs (1) through (7) above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2007, for filing with the Securities and Exchange Commission.

Larry T. McDowell, Chairman

Tim T. Morris

Louis P. Neeb

Cynthia I. Pharr Lee

This Audit Committee Report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of date or any general incorporation language in such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Code of Business Conduct and Ethics provides that employees, officers and directors must act in the best interests of the Company and refrain from engaging in any activity or having a personal interest that presents a “conflict of interest.” In addition, under applicable Securities and Exchange Commission rules, the Company is required to disclose related person transactions as defined in the Securities and Exchange Commission’s rules. The Code of Business Conduct and Ethics may be accessed on the Company’s website at www.chuckecheese.com under “Company Info–Investor Information.”

Related Party Transaction Policy

The Board of Directors has adopted a Related Party Transaction Policy to set forth in writing the policies and procedures for review and approval of transactions involving the Company and “related parties” (directors and executive officers or their immediate family members, or stockholders owning five percent or greater of the Company’s outstanding stock). The policy covers any related party transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant SEC rules, generally transactions involving amounts exceeding $120,000 in which a related party has a direct or indirect material interest).

Policy

•

Related party transactions must be approved by the Audit Committee (a committee of the Board of Directors consisting solely of independent directors), or by the Chairman of the Audit Committee under authority delegated to the Chairman of the Audit Committee by the Audit Committee.

•

A related party transaction will be approved only if the Audit Committee or the Chairman of the Audit Committee determines that it is fair to the Company and in, or not inconsistent with, the best interests of the Company and its stockholders.

•	In considering the transaction, the Chairman or the Audit Committee will consider all relevant facts and circumstances of the transaction or proposed transaction with a related party.

Procedures

•	The affected director or executive officer will bring the matter to the attention of the general counsel and chief financial officer.

•	The general counsel and chief financial officer will jointly determine whether the matter should be considered by the Audit Committee or its Chairman.

•	If a member of the Audit Committee is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction.

•

The transaction must be approved in advance by the Audit Committee or its Chairman whenever practicable, and if not practicable, it may be presented to the general counsel and the chief financial officer for preliminary approval, or be preliminarily entered into, subject to ratification by the Audit Committee or its Chairman.

•

If the Audit Committee or its Chairman does not ratify the related party transaction, the Company will take all reasonable efforts or actions to amend, terminate or cancel it, as directed by the Audit Committee or its Chairman.

•	All related party transactions will be disclosed to the Board of Directors following their approval or ratification.

Currently, there are no related party transactions which meet the requirements for review and approval under our policy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and the persons who own more than ten percent of the Company’s common stock to file initial reports of ownership of common stock and reports of changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange and to furnish the Company with copies of such reports. Based solely on a review of such copies and other forms received by the Company for the fiscal year ended December 30, 2007, or written representations from certain reporting persons for such year, the Company believes that the above referenced persons complied with all applicable Section 16(a) filing requirements for such year.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

We participate, and some brokers, banks, trusts and other nominee record holders may be participating, in the practice of “householding” proxy materials. This procedure allows multiple stockholders residing at the same address the convenience of receiving a single Notice of Internet Availability of Proxy Materials, proxy statement and annual report, as applicable. You may request a separate copy of the proxy statement and the 2007 annual report by calling 1-800-690-6903 or e-mailing sendmaterial@proxyvote.com (the control number shown on your proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials must be included in your request). You also may request paper copies when prompted after you vote at http://ww3.ics.adp.com/streetlink/cec or http://www.proxyvote.com.

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2009 annual meeting must send notice of the proposal to our General Counsel at our principal executive office not later than December 17, 2008. If you make such a proposal, you must provide your name, address, the number of shares of common stock you hold of record of beneficially, the date or dates on which such common stock was acquired and documentary support for any claim of beneficial ownership. Stockholder proposals outside the processes of Rule 14a-8, must be received at our principal executive offices not later than March 2, 2009.

OTHER MATTERS

The Board of Directors is not presently aware of any other matters or business other than that which is described above to be presented to the stockholders for action at the annual meeting. In the event that other business comes before the annual meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the persons acting under the proxies. Stockholders who do not expect to attend the meeting are urged to vote by internet, telephone, or by mail. The instructions included with the proxy card describe how to vote by internet or telephone. Of course, if you prefer, you can vote through the mail service by completing the proxy card and returning it in the enclosed postage-paid envelope.

By Order of the Board of Directors,

JAY YOUNG
General Counsel

Irving, Texas

April 16, 2008

EXHIBIT A

CEC ENTERTAINMENT, INC.

2004 RESTRICTED STOCK PLAN

The CEC Entertainment, Inc. 2004 Restricted Stock Plan (hereinafter called the “Plan” as amended, from time to time) was adopted by the Board of Directors of CEC Entertainment, Inc., a Kansas corporation (hereinafter called the “Company”), on March 29, 2004, became effective in 2004 as of the date the Plan was approved by the stockholders of the Company, and was amended by the Board of Directors of the Company on April 17, 2007 and became effective in 2007 as of the date the amendments to the Plan were approved by the stockholders of the Company. Further amendments to the Plan were approved by the Board of Directors of the Company on April 15, 2008 and will be effective upon their approval by the stockholders of the Company.

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract, retain, and reward the services of the employees of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of restricted stock, that will:

(a)	increase the interest of such persons in the Company’s welfare;

(b)	furnish an incentive to such persons to continue their services to the Company; and

(c)	provide a means through which the Company may attract able persons as employees.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Board” means the Board of Directors of the Company.

2.2 “Change of Control” means any of the following: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who were members of the Board for the immediately preceding two (2) years (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such a period); (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, as defined in Section 2.10) of an aggregate of 30% of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act, as defined in Section 2.10) who beneficially owned less than 15% of the voting power of the Company’s outstanding voting securities on the date of this Plan, or the acquisition of beneficial ownership of an additional 15% of the voting power of the Company’s outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company’s outstanding voting securities on the date of this Plan, provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquirer is (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (B) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (C) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

2.3 “Code” means the Internal Revenue Code of 1986, as amended.

2.4 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.5 “Common Stock” means the common stock of the Company, par value $ 0.10 per share, which the Company is currently authorized to issue or may in the future be authorized to issue.

2.6 “Date of Grant” means the effective date on which a Restricted Stock Award is made to a Participant as set forth in the applicable Restricted Stock Agreement.

2.7 “Director” means a member of the Board.

2.8 “Disability” means the “disability” of a person as defined in a then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

2.9 “Employee” means a common law employee, including an employee who is also an Officer or Director, (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary. “Employee” does not include Non-employee Directors.

2.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and rules and regulations relating to such section.

2.11 “Fair Market Value” of a share of Common Stock means the closing price of the Common Stock as reported on the New York Stock Exchange Consolidated Tape, or such reporting service as the Committee may select, on the Date of Grant.

2.12 “Officer” means a person who is an “officer” of the Company or a Subsidiary within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

2.13 “Non-employee Director” means a member of the Board who is not an Employee.

2.14 “Participant” means an Employee to whom a Restricted Stock Award is granted under the Plan.

2.15 “Performance Awards” means Restricted Stock Awards subject to Performance Goals, as provided for in Section 6.1 of this Plan.

2.16 “Restriction Period” means the period during which the Common Stock under a Restricted Stock Award is nontransferable and subject to “Forfeiture Restrictions” as defined in Section 6.2 of this Plan and set forth in any related Restricted Stock Agreement.

2.17 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.1 of this Plan which are subject to restrictions or limitations set forth in this Plan and in any related Restricted Stock Agreement.

2.18 “Restricted Stock Agreement” means the written document evidencing the grant of a Restricted Stock Award executed by the Company, including any amendments thereto. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan and need not be executed by the Participant receiving the Restricted Stock Award pursuant to the Restricted Stock Agreement.

2.19 “Restricted Stock Award” means an award granted under Section 6.1 of this Plan of shares of Common Stock issued to the Participant for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Committee.

2.20 “Securities Act” means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

2.21 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interests and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.22 “Termination of Service” occurs when a Participant shall cease to serve as an Employee for any reason.

ARTICLE 3

ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

While the Common Stock of the Company is publicly traded, if necessary to satisfy the requirements of Code Section 162(m) and/or Rule 16b-3 promulgated under the Exchange Act, membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and/or “non-employee directors” as defined in Rule 16b 3 promulgated under the Exchange Act, and/or who exhibit the independence necessary to comply with the rules of any exchange upon which the Company’s securities are traded, and any other applicable law, as necessary. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

The Compensation Committee of the Board shall serve as the Committee unless and until such time as the Board appoints other members of the Board to serve as the Committee.

The Committee shall determine the Participants to whom Restricted Stock Awards shall be granted, and shall set forth in the Restricted Stock Agreement of each Participant the Restricted Stock Award, the Restriction Period, the Date of Grant, and such other terms, provisions, and limitations as are approved by the Committee, but not inconsistent with the Plan.

The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

With respect to restrictions in the Plan that are based on the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction, to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to prescribe terms for Restricted Stock Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Restricted Stock Awards.

ARTICLE 4

ELIGIBILITY

Any Employee whose judgment, initiative and efforts are expected to contribute to the successful performance of the Company is eligible to participate in the Plan. Restricted Stock Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee may determine. Except as required by this Plan, Restricted Stock Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation recommendations regarding which Employees, if any, are to receive Restricted Stock Awards, the form, amount and timing of such Restricted Stock Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees who receive, or are eligible to receive, Restricted Stock Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

Shares to be issued may be made available from Common Stock held by the Company in its treasury or Common Stock that is newly issued; provided, however, that to the extent a Restricted Stock Award is made to a newly hired Employee as a condition of employment, only shares of Common Stock held by the Company in its treasury may be used.

Subject to adjustment as provided in Articles 9 and 10, the maximum number of shares of Common Stock that may be issued pursuant to Restricted Stock Awards granted under the Plan is 1,600,000 shares. Shares of Common Stock previously subject to Restricted Stock Awards which are forfeited or terminated or are withheld for payment of any applicable employment taxes and/or withholding obligations may be reissued pursuant to future Restricted Stock Awards.

ARTICLE 6

GRANT OF RESTRICTED STOCK AWARD

6.1 (a) In General.  The grant of a Restricted Stock Award shall be authorized by the Committee and shall be evidenced by a Restricted Stock Agreement setting forth the Restricted Stock, the Restriction Period, the Date of

Grant, and such other terms, provisions, and limitations as are approved by the Committee, but not inconsistent with the Plan. The Company shall issue a Restricted Stock Agreement to the Participant after the Committee approves the issuance of a Restricted Stock Award.

Each Restricted Stock Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of such Restricted Stock Agreements may change from time to time and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each such Restricted Stock Agreement shall be subject to the applicable terms and conditions of this Article 6.

(b) Performance Awards.  The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Performance Awards may provide for the issuance of the shares of Restricted Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Restricted Stock are issued at the time of the grant of the Performance Award, the consideration for the issuance of such shares shall be the achievement of the Performance Goals established at the time of the grant of the Performance Award, and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Restricted Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of Restricted Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other Forfeiture Restrictions (as defined in Section 6.2 hereof) provided for in this Plan. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If it is determined to be necessary in order to satisfy Code Section 162(m), the Committee shall, at the time of the grant of a Performance Award, and to the extent permitted under Code Section 162(m) and the regulations issued thereunder, provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time of the grant. In no event, however, may the Committee increase the Restricted Stock earned under a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the Restricted Stock to be earned under the Performance Award and the Committee determines not to make such reduction or elimination. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(c) Maximum Performance Award.  Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, no employee may receive in any calendar year Performance Awards having an aggregate value of more than $3,000,000.00, based on the Fair Market Value of the Restricted Stock on the Date of Grant.

(d) Performance Goals.  Performance Awards may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of

Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; same store or general sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of a Performance Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

6.2 Forfeiture Restrictions. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and to an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee, in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award (which may differ from any other such Restricted Stock Award) shall be stated in the Restricted Stock Agreement.

6.3 Minimum Vesting Restrictions. The Forfeiture Restrictions for any particular Restricted Stock Award shall not provide for (i) a vesting period of less than one year nor more than five years, (ii) full vesting within a period of less than three years and (iii) vesting that is more favorable than a pro rata vesting over a period of three years.

6.4 Restricted Stock Awards. At the time any Restricted Stock Award is granted under the Plan, the Company shall issue to the Participant a Restricted Stock Agreement setting forth each of the matters addressed in this Article 6 and such other matters as the Committee may determine to be appropriate. Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Participant of such Restricted Stock Award or by a book entry account with the Company’s transfer agent. The Participant shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock Award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in the Restricted Stock Agreement, (i) the Participant shall not be entitled to delivery of the certificate evidencing the shares of Common Stock covered by a Restricted Stock Award until the Forfeiture Restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the certificate evidencing the shares of Common Stock (or such shares shall be held in a book entry account with the Company’s transfer agent) until the Forfeiture Restrictions have expired, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee and set forth in the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Restricted Stock Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Restricted Stock Award, including rules pertaining to the Participant’s Termination of Service prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall also be set forth in the Restricted Stock Agreement made in connection with the Restricted Stock Award.

6.5 Rights and Obligations of Participant. One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Participant promptly after, and only after, the Forfeiture Restrictions have expired and Participant has satisfied all applicable federal, state and local income and employment tax withholding requirements. Each Restricted Stock Agreement shall require that (i) the Participant, by his or her acceptance of the Restricted Stock Award, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding transfers of forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

6.6 Restriction Period. The Restriction Period for a Restricted Stock Award shall commence on the Date of Grant of the Restricted Stock Award and, unless otherwise established by the Committee and stated in the Restricted Stock Agreement, shall expire upon satisfaction of the conditions set forth in the Restricted Stock Agreement pursuant to which the Forfeiture Restrictions will lapse. The Committee may, in its sole discretion, accelerate the Restriction Period for all or a part of a Restricted Stock Award; provided, however, that the Committee shall have no discretion to accelerate the Restriction Period for any Participant unless that Participant has been continuously an Employee for at least one (1) year after the Date of Grant.

6.7 Securities Restrictions. The Committee may impose other conditions on any shares of Common Stock subject to a Restricted Stock Award as it may deem advisable, including (i) restrictions under applicable state or federal securities laws, and (ii) the requirements of any stock exchange or national market system upon which shares of Common Stock are then listed or quoted.

6.8 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Award; provided, that in the absence of such a determination, the Participant shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

6.9 Forfeiture of Restricted Stock. Subject to the provisions of the particular Restricted Stock Agreement, on Participant’s Termination of Service during the Restriction Period, the shares of Common Stock still subject to the Forfeiture Restrictions contained in the Restricted Stock Award shall be forfeited by the Participant. Upon any forfeiture, all rights of the Participant with respect to the forfeited shares of Common Stock subject to the Restricted Stock Award shall cease and terminate, without any further obligation on the part of the Company, except that if so provided in the Restricted Stock Agreement applicable to the Restricted Stock Award, the Company shall repurchase each of the shares of Common Stock forfeited for the purchase price per share paid by the Participant. The Committee will have discretion to determine the date of the Participant’s Termination of Service.

6.10 Lapse of Forfeiture Restrictions in Certain Events; Committee’s Discretion. Notwithstanding the provisions of Section 6.9 or any other provision in the Plan to the contrary, the Committee may, on account of the Participant’s Disability or retirement, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to the Participant pursuant to a Restricted Stock Award, and upon such vesting, all Forfeiture Restrictions applicable to such Restricted Stock Award shall lapse or terminate; provided, however, that the Committee shall have no discretion to fully vest any Common Stock awarded unless the Participant has been continuously an Employee for at least one (1) year after the Date of Grant. The Committee shall have discretion to determine whether a Participant’s Termination of Service was as a result of Disability or retirement. Notwithstanding the foregoing provisions of this Section 6.10, the Committee shall not have the discretion or the right, in the case of a Participant’s retirement, to grant to or permit a Participant to retain a Restricted Stock Award that is a Performance Award designated by the Committee as being an Award to which Section 162(m) of the Code applies, except to the extent the Performance Goals which were established in order for such Performance Award to be granted or to be retained have been met. Any action by the Committee pursuant to this Section 6.10 may vary among individual Participants and may vary among the Restricted Stock Awards held by any individual Participant.

6.11 Lapse of Forfeiture Restrictions Upon Death. Notwithstanding the provisions of Section 6.9 or any other provision in the Plan or the applicable Restricted Stock Agreement to the contrary, all Common Stock awarded to a Participant pursuant to a Restricted Stock Award shall fully vest upon the death of such Participant, and upon such vesting all Forfeiture Restrictions applicable to such Restricted Stock Award shall lapse or terminate; even though the Participant’s death occurs before he has been continuously an Employee for at least one (1) year after the Date of Grant.

6.12 Withholding Taxes. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold applicable federal, state and local income and employment taxes with respect to the lapse of Forfeiture Restrictions applicable to Restricted Stock Awards. Prior to delivery of shares of Common Stock upon the lapse of Forfeiture Restrictions applicable to a Restricted Stock Award, the Participant shall pay or make adequate provision acceptable to the Committee for the satisfaction of all tax withholding obligations of the Company.

ARTICLE 7

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 7, the Board or the Committee may at any time and from time to time, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that any amendment to the Plan must be approved by the stockholders of the Company if the amendment would (a) materially increase the aggregate number of shares of Common Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, (c) materially increase the benefits accruing to Participants under the Plan, or (d) otherwise require stockholder approval due to the requirements of any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or in order for the Plan or Restricted Stock Awards to continue to comply with sections of the Code or any other laws applicable to Restricted Stock Awards made under this Plan. Any such amendment shall, to the extent deemed necessary by the Committee, be applicable to any outstanding Restricted Stock Awards theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Restricted Stock Agreement. In the event of any such amendment to the Plan, the holder of any Restricted Stock Awards outstanding under the Plan shall, upon request of the Committee and as a condition to the applicable lapse of Forfeiture Restrictions thereon, execute a conforming amendment in the form prescribed by the Committee to any Restricted Stock Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 7 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Restricted Stock Awards theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 8

TERM

Unless sooner terminated by action of the Board, the Plan will terminate on December 31, 2014, but Restricted Stock Awards granted before that date will continue to be effective in accordance with the terms and conditions of the respective Restricted Stock Agreement.

ARTICLE 9

CAPITAL ADJUSTMENTS

If at any time while the Plan is in effect, or Restricted Stock Awards are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

(a)	An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock that may be awarded to a Participant to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock shall continue to be subject to being so awarded.

(b)	Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which Forfeiture Restrictions have not yet lapsed prior to any such change.

Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of outstanding shares of Restricted Stock.

Upon the occurrence of each event requiring an adjustment with respect to any Restricted Stock Award, the Company shall communicate by reasonable means intended to reach each affected Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 10

RECAPITALIZATION, MERGER AND

CONSOLIDATION; CHANGE IN CONTROL

10.1 The existence of this Plan and Restricted Stock Awards granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.2 Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Restricted Stock Awards granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Restricted Stock Awards would have been entitled.

10.3 In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the outstanding Restricted Stock Awards, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Restricted Stock Awards to be thereafter applicable to such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all such Restricted Stock Awards may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, or share exchange by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase by the Company during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding Restricted Stock Awards at a price equal to the Fair Market Value of such shares on the date of purchase.

10.4 In the event of a Change of Control, then, notwithstanding any other provision in this Plan to the contrary, all Restricted Stock Awards outstanding shall thereupon automatically be vested. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

ARTICLE 11

LIQUIDATION OR DISSOLUTION

In case the Company shall, at any time while any Restricted Stock Award under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company in which the Participant is vested, pursuant to the terms of the Participant’s Restricted Stock Agreement, as of the date the Company sells all or substantially all of its property, or dissolves, liquidates or winds up its affairs, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion accelerate the vesting of any Participant’s Restricted Stock Award in connection with any sale, dissolution, liquidation, or winding up contemplated in this Article 11.

ARTICLE 12

MISCELLANEOUS PROVISIONS

12.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the shares of Common Stock to be received from a Restricted Stock Award are being acquired for investment and not with a view to their distribution.

12.2 No Right to Continued Employment. Neither the Plan nor any Restricted Stock Award granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

12.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any Officer or Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any Officer or Employee acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

12.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted a Restricted Stock Award or any other rights except as may be evidenced by a Restricted Stock Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

12.5 Severability And Reformation. The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

12.6 Governing Law. The Plan shall be construed and interpreted in accordance with the laws of the State of Kansas.

12.7 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Restricted Stock Award if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under a Restricted Stock Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Restricted Stock Awards hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

12.8 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain CEC Entertainment, Inc. 2004 Restricted Stock Plan and the related Restricted Stock Agreement, copies of which are on file at the principal office of the Company in Irving, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan and Agreement. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan and Agreement.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Irving, Texas.

EXHIBIT B

CEC ENTERTAINMENT, INC.

NON-EMPLOYEE DIRECTORS RESTRICTED STOCK PLAN

The CEC Entertainment, Inc. Non-Employee Directors Restricted Stock Plan (hereinafter called the “Plan” as amended, from time to time) was adopted by the Board of Directors of CEC Entertainment, Inc., a Kansas corporation (hereinafter called the “Company”), on March 28, 2005, became effective in 2005 as of the date the Plan was approved by the stockholders of the Company, and was amended by the Board of Directors of the Company on April 17, 2007 and became effective in 2007 as of the date the amendments to the Plan were approved by the stockholders of the Company (the “Amendment Effective Date”). Further amendments to the Plan were approved by the Board of Directors of the Company on April 15, 2008 and will be effective upon its approval by the stockholders of the Company.

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract, retain and reward the services of the non-employee directors of the Company and to provide such persons with a proprietary interest in the Company through the granting of restricted stock that will further align their interests with the interests of the Company’s other stockholders. Upon the approval of the Plan by the stockholders of the Company, the Company intends to use the Plan as the primary means through which the Company issues equity to its non-employee directors for their service to the Company as directors and will discontinue issuing stock options to such directors pursuant to the Company’s Non-Employee Directors Stock Option Plan.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Board” means the Board of Directors of the Company.

2.2 “Change of Control” means any of the following: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who were members of the Board for the immediately preceding two (2) years (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such a period); (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, as defined in Section 2.10) of an aggregate of 30% of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act, as defined in Section 2.10) who beneficially owned less than 15% of the voting power of the Company’s outstanding voting securities on the date of this Plan, or the acquisition of beneficial ownership of an additional 15% of the voting power of the Company’s outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company’s outstanding voting securities on the date of this Plan, provided , however , that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (B) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (C) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

2.3 “Code” means the Internal Revenue Code of 1986, as amended.

2.4 “Committee” means the committee designated to administer the Plan in accordance with Article 3 of this Plan.

2.5 “Common Stock” means the common stock of the Company, par value $ 0.10 per share, which the Company is currently authorized to issue or may in the future be authorized to issue.

2.6 “Date of Grant” means the effective date on which a Restricted Stock Award is made to an Eligible Director as set forth in the applicable Restricted Stock Agreement.

2.7 “Director” means a member of the Board.

2.8 “Eligible Director” means a Non-employee Director who was previously appointed or elected to the Board and who continues to serve in such capacity at the time for granting Restricted Stock Awards pursuant to Section 6.1.

2.9 “Employee” means a common law employee, including an employee who is also an Officer or Director, (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary. “Employee” does not include Non-employee Directors.

2.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and rules and regulations relating to such section.

2.11 “Fair Market Value” of a share of Common Stock means the average of the closing prices of the Common Stock as reported by the New York Stock Exchange for the five trading day period ending on and including the date of a Restricted Stock Award.

2.12 “Officer” means a person who is an “officer” of the Company or a Subsidiary within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

2.13 “Non-employee Director” means a member of the Board who is not an Employee.

2.14 “Removal” means removal of a Non-employee Director from the Board, with or without cause, in accordance with the Company’s Certificate of Incorporation, Bylaws or Kansas General Corporation Code.

2.15 “Restriction Period” means the period during which the Common Stock under a Restricted Stock Award is nontransferable and subject to “Forfeiture Restrictions” as defined in Section 6.2 of the Plan and set forth in any related Restricted Stock Agreement.

2.16 “Restricted Stock” means shares of Common Stock issued to an Eligible Director pursuant to Section 6.1 of this Plan which are subject to restrictions or limitations set forth in this Plan and in any related Restricted Stock Agreement.

2.17 “Restricted Stock Agreement” means the written document evidencing the grant of a Restricted Stock Award executed by the Company, including any amendments thereto. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan and need not be executed by the Eligible Director receiving the Restricted Stock Award pursuant to the Restricted Stock Agreement.

2.18 “Restricted Stock Award” means an award granted under Section 6.1 of this Plan of shares of Common Stock issued to an Eligible Director.

2.19 “Securities Act” means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

2.20 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interests and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.21 “Termination of Service” occurs when an Eligible Director shall cease to serve as a Non-employee Director for any reason.

ARTICLE 3

ADMINISTRATION

The Plan shall be administered by the Compensation Committee of the Board unless and until such time as the Board appoints other members of the Board to serve as the Committee.

Subject to the express provisions of the Plan, the Committee shall have power and authorities which are exclusively ministerial in nature, including the authority to construe and interpret the Plan, to define the terms used in the Plan, to prescribe, amend, and rescind rules and regulations relating to the administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The determination of the Committee on all such matters referred to in the Plan shall be conclusive. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction under the Plan.

ARTICLE 4

ELIGIBILITY

Non-employee Directors, including Non-employee Directors who are members of the Committee, shall be eligible to participate in the Plan. Each Eligible Director shall, if required by the Company, enter into an agreement with the Company in such form as the Committee shall determine consistent with the provisions of the Plan for purposes of implementing the Plan or effecting its purposes. In the event of any inconsistency between the provisions of the Plan and any such agreement, the provisions of the Plan shall govern.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

Subject to adjustment as provided herein, the maximum number of shares of Common Stock that may be issued pursuant to Restricted Stock Awards granted under the Plan is 165,000 shares. Shares of Common Stock previously subject to Restricted Stock Awards hereunder which are forfeited or cancelled or are withheld for payment of any applicable employment taxes and/or withholding obligations may be reissued pursuant to Restricted Stock Awards.

ARTICLE 6

GRANT OF RESTRICTED STOCK AWARD

6.1 Awards. Following the Amendment Effective Date, on every fifth Business Day in January each Eligible Director shall be granted a Restricted Stock Award for the number of shares of Common Stock having a Fair Market Value as of the Date of Grant equal to $100,000.00 (the “Annual Grant”). In addition, on the fifth Business Day following the Amendment Effective Date, each Eligible Director who received the 2007 Annual Grant shall be granted an additional Restricted Stock Award for the number of shares of Common Stock having a Fair Market Value as of the Date of Grant equal to $25,000.00. If a person first becomes an Eligible Director between the date of Annual Grants and after the Amendment Effective Date, such Eligible Director shall be granted a Restricted Stock Award for the number of shares of Common Stock having a Fair Market Value as of the date he or she becomes an Eligible Director equal to $100,000.00 (or, if the date on which the person first becomes an Eligible Director is after the 2007 Annual Grant but prior to the fifth Business Day following the Amendment Effective Date, $75,000.00 and, on the fifth Business Day following the Amendment Effective Date, $25,000.00) multiplied by a fraction the numerator of which is the number of days from the date such person becomes an Eligible Director until the date of the next Annual Grant and the denominator of which is 365. For the purposes of the Plan, the term “Business Day” shall mean a day on which the New York Stock Exchange is open for business and is conducting normal trading activity.

6.2 Forfeiture Restrictions. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Eligible Director and to an obligation of the Eligible Director to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee, in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award (which may differ from any other such Restricted Stock Award) shall be stated in the Restricted Stock Agreement.

6.3 Vesting. The Forfeiture Restrictions referred to in Section 6.2 above for any particular Restricted Stock Award shall include the following vesting schedule:

Anniversary of Date of Grant	Portion of Shares That Are Vested On or After Such Anniversary and Before Next Anniversary
First	25%
Second	50%
Third	75%
Fourth	100%

If an Eligible Director’s membership on the Board is terminated pursuant to his or her (i) Removal, (ii) not being re-nominated for Board membership for the next succeeding period, (iii) being nominated for Board membership for the next succeeding period but not being reelected for Board membership for such period by the Company’s stockholders, or (iv) resignation from the Board, in any such case, prior to the actual vesting or lapse of any other Forfeiture Restrictions, if any, applicable to such Restricted Stock Award, then such unvested Restricted Stock shall immediately be cancelled and the Eligible Director (and such Eligible Directors estate or legal representative) shall forfeit any rights or interests in and with respect to any such unvested Restricted Stock. If an Eligible Director ceases to be a Director due to death, then all of such Eligible Director’s Restricted Stock shall immediately vest in full.

Furthermore, if an Eligible Director ceases to be a Director because of voluntary retirement after a lengthy period of service on the Board or because of health reasons, the Eligible Directors may, in their sole discretion, take action, which action would exclude the participation of the affected Eligible Director, to vest in full the affected Eligible Director’s Restricted Stock that was awarded at least one year prior to the affected Eligible Director’s cessation of Board service.

6.4 Restricted Stock Awards. Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Eligible Director of such Restricted Stock Award or by a book entry account with the Company’s transfer agent. The Eligible Director shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock Award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in the Restricted Stock Agreement, (i) the Eligible Director shall not be entitled to delivery of the certificate evidencing the shares of Common Stock covered by a Restricted Stock Award until the Forfeiture Restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the certificate evidencing the shares of Common Stock (or such shares shall be held in a book entry account with the Company’s transfer agent) until the Forfeiture Restrictions have expired, (iii) the Eligible Director may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions set forth in the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Restricted Stock Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Restricted Stock Award, including rules pertaining to the Eligible Director’s Termination of Service prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall also be set forth in the Restricted Stock Agreement made in connection with the Restricted Stock Award.

6.5 Rights and Obligations of Eligible Director. One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Eligible Director promptly after, and only after, the Forfeiture Restrictions have expired and the Eligible Director has satisfied all applicable federal, state and local income tax withholding requirements, if any. Each Restricted Stock Agreement shall require that (i) the Eligible Director, by his or her acceptance of the Restricted Stock Award, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding transfers of forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

6.6 Restriction Period. The Restriction Period for a Restricted Stock Award shall commence on the Date of Grant of the Restricted Stock Award and shall expire upon satisfaction of the conditions set forth in the Restricted Stock Agreement pursuant to which the Forfeiture Restrictions will lapse.

6.7 Securities Restrictions. The Committee may impose other conditions on any shares of Common Stock subject to a Restricted Stock Award as it may deem advisable, including (i) restrictions under applicable state or federal securities laws, and (ii) the requirements of any stock exchange or national market system upon which shares of Common Stock are then listed or quoted.

6.8 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Award; provided, that in the absence of such a determination, the Eligible Director shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

6.9 Withholding Taxes. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold applicable federal, state and local income taxes with respect to the lapse of Forfeiture Restrictions applicable to Restricted Stock Awards. Prior to delivery of shares of Common Stock upon the lapse of Forfeiture Restrictions applicable to a Restricted Stock Award, the Eligible Director shall pay or make adequate provision acceptable to the Committee for the satisfaction of all tax withholding obligations of the Company, if any.

ARTICLE 7

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 7, the Board may at any time and from time to time alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that any amendment to the Plan must be approved by the stockholders of the Company if the amendment would (a) materially increase the aggregate number of shares of Common Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, (c) materially increase the benefits accruing to Eligible Directors under the Plan, or (d) otherwise require stockholder approval due to the requirements of any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or in order for the Plan or Restricted Stock Awards to continue to comply with sections of the Code or any other laws applicable to Restricted Stock Awards made under this Plan. Any such amendment shall, to the extent deemed necessary by the Committee, be applicable to any outstanding Restricted Stock Awards theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Restricted Stock Agreement. In the event of any such amendment to the Plan, the holder of any Restricted Stock Awards outstanding under the Plan shall, upon request of the Committee and as a condition to the applicable lapse of Forfeiture Restrictions thereon, execute a conforming amendment in the form prescribed by the Committee to any Restricted Stock Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 7 shall adversely affect any rights of Eligible Directors or obligations of the Company to Eligible Directors with respect to any Restricted Stock Awards theretofore granted under the Plan without the consent of the affected Eligible Director.

ARTICLE 8

TERM

Unless sooner terminated by action of the Board, the Plan will terminate on May 1, 2020, but Restricted Stock Awards granted before that date will continue to be effective in accordance with the terms and conditions of the respective Restricted Stock Agreement.

ARTICLE 9

CAPITAL ADJUSTMENTS

If at any time while the Plan is in effect, or Restricted Stock Awards are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

(a) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock that may be awarded to an Eligible Director to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock shall continue to be subject to being so awarded.

(b) Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which Forfeiture Restrictions have not yet lapsed prior to any such change.

Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of outstanding shares of Restricted Stock.

Upon the occurrence of each event requiring an adjustment with respect to any Restricted Stock Award, the Company shall communicate by reasonable means intended to reach each affected Eligible Director its computation of such adjustment which shall be conclusive and shall be binding upon each such Eligible Director.

ARTICLE 10

RECAPITALIZATION, MERGER AND

CONSOLIDATION; CHANGE IN CONTROL

10.1 The existence of this Plan and Restricted Stock Awards granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.2 Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Restricted Stock Awards granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Restricted Stock Awards would have been entitled.

10.3 In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the outstanding Restricted Stock Awards, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Restricted Stock Awards to be thereafter applicable to such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all such Restricted Stock Awards may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, or share exchange by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase by the Company during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding Restricted Stock Awards at a price equal to the Fair Market Value of such shares on the date of purchase.

10.4 In the event of a Change of Control, then, notwithstanding any other provision in this Plan to the contrary, all Restricted Stock Awards outstanding shall thereupon automatically be vested. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

ARTICLE 11

LIQUIDATION OR DISSOLUTION

In case the Company shall, at any time while any Restricted Stock Award under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Eligible Director shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company in which the Eligible Director is vested, pursuant to the terms of the Eligible Director’s Restricted Stock Agreement, as of the date the Company sells all or substantially all of its property, or dissolves, liquidates or winds up its affairs, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion accelerate the vesting of any Eligible Director’s Restricted Stock Award in connection with any sale, dissolution, liquidation, or winding up contemplated in this Article 11.

ARTICLE 12

MISCELLANEOUS PROVISIONS

12.1 Investment Intent. The Company may require that there be presented to and filed with it by any Eligible Director under the Plan, such evidence as it may deem necessary to establish that the shares of Common Stock to be received from a Restricted Stock Award are being acquired for investment and not with a view to their distribution.

12.2 No Right to Continued Board Membership. The grant of Restricted Stock shall not be construed as giving an Eligible Director the right to be retained as a Director of the Company. The Board may at any time fail or refuse to nominate an Eligible Director for reelection to the Board, the stockholders of the Company may at any election fail or refuse to reelect any Eligible Director to the Board or an Eligible Director may be subject to Removal, in each case, free from any liability or claim under the Plan or any Restricted Stock Award except as expressly set forth herein.

12.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any Officer or Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any Officer or Employee acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

12.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted a Restricted Stock Award or any other rights except as may be evidenced by a Restricted Stock Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

12.5 Severability And Reformation. The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

12.6 Governing Law. The Plan shall be construed and interpreted in accordance with the laws of the State of Kansas.

12.7 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Restricted Stock Award if the issuance thereof would constitute a violation by the Eligible Director or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under a Restricted Stock Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Restricted Stock Awards hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

12.8 Legend. Each certificate representing shares of Restricted Stock issued to an Eligible Director shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain CEC Entertainment, Inc. Non-Employee Directors Restricted Stock Plan and the related Restricted Stock Agreement, copies of which are on file at the principal office of the Company in Irving, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan and Agreement. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan and Agreement.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Irving, Texas.

CEC ENTERTAINMENT, INC.

LEGAL DEPARTMENT

4441 W. AIRPORT FREEWAY

IRVING, TEXAS 75062

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY TELEPHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CEC Entertainment, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by CEC Entertainment, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

CECET1

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CEC ENTERTAINMENT, INC.

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Vote On Directors

1. Election of Directors

Nominees:

01) General Tommy Franks (Ret.)

02) Richard T. Huston

03) Cynthia I. Pharr Lee

04) Raymond E. Wooldridge

Vote On Proposals

For Against Abstain

2. Proposal to approve an amendment to the 2004 Restricted Stock Plan adding 500,000 shares to the maximum number of shares that may be issued under the plan.

3. Proposal to approve an amendment to the Non-Employee Directors Restricted Stock Plan adding 90,000 shares to the maximum number of shares that may be issued under the plan.

4. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year.

5. In their discretion, upon such other business as may properly come before the meeting.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3 and 4 and in the case of item 1 the person(s) in this proxy may allocate the votes in their discretion pursuant to cumulative voting. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The annual report to security holders, proxy statement and notice are available at www.proxyvote.com.

CEC ENTERTAINMENT, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

May 29, 2008

The stockholder(s) hereby appoint(s) Jay Young and Darin Harper, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CEC Entertainment, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Central Time, on May 29, 2008, at the Dallas/Fort Worth Airport Marriott, 8440 Freeport Parkway, Irving, TX 75063 and any adjournment or postponement thereof, on all matters coming before said meeting. Proxies are authorized to vote upon matters incident to the conduct of the meeting such as approval of one or more adjournments of the meeting for the purpose of obtaining additional stockholder votes.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR EACH PROPOSAL AND IN THE DISCRETION OF THE PERSON(S) NAMED IN THIS PROXY UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.